Exhibit 4(a)
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                            SUPPLEMENTAL INDENTURE


                           (Dated as of May 1, 1996)







                      PUBLIC SERVICE COMPANY OF COLORADO



                                      TO


                FIRST TRUST OF NEW YORK, National Association,

                                                                    As Trustee





                  Creating an Issue of First Mortgage Bonds,
                              Collateral Series C




     (Supplemental to Indenture dated as of December 1, 1939, as amended)


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



            SUPPLEMENTAL INDENTURE, dated as of May 1, 1996, between PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado (the "Company"), party of the first part, and FIRST TRUST OF NEW YORK, National Association, a national banking association, as successor trustee (the "Trustee") to Morgan Guaranty Trust Company of New York (formerly Guaranty Trust Company of New York), party of the second part.

            WHEREAS, the Company heretofore executed and delivered to the Trustee its Indenture, dated as of December 1, 1939 (the "Principal Indenture"), to secure its First Mortgage Bonds from time to time issued thereunder; and

            WHEREAS, the Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule A hereto for certain purposes, including the creation of series of bonds, the subjection to the lien of the Principal Indenture of property acquired after the execution and delivery thereof, the amendment of certain provisions of the Principal Indenture and the appointment of the successor Trustee; and

            WHEREAS, the Principal Indenture as supplemented and amended by all Supplemental Indentures heretofore executed by the Company and the Trustee is hereinafter referred to as the "Indenture", and, unless the context requires otherwise, references herein to Articles and Sections of the Indenture shall be to Articles and Sections of the Principal Indenture as so amended; and

            WHEREAS, the Company proposes to create a new series of First Mortgage Bonds to be designated as First Mortgage Bonds, Collateral Series C (the "Collateral Series C Bonds"), to be issued and delivered to the trustee under the 1993 Mortgage (as hereinafter defined) as the basis for the authentication and delivery under the 1993 Mortgage of a series of securities, all as hereinafter provided, and to vary in certain respects the covenants and provisions contained in Article V of the Indenture, to the extent that such covenants and provisions apply to the Collateral Series C Bonds; and

            WHEREAS, the Company, pursuant to the provisions of the Indenture, has, by appropriate corporate action, duly resolved and determined to execute this Supplemental Indenture for the purpose of providing for the creation of the Collateral Series C Bonds and of specifying the form, provisions and particulars thereof, as in the Indenture provided or permitted and of giving to the Collateral Series C Bonds the protection and security of the Indenture; and

            WHEREAS,   the  Company  has   acquired  the   additional   property
hereinafter described, and the Company desires that such additional property so acquired be specifically subjected to the lien of the Indenture; and

            WHEREAS, the Company represents that all acts and proceedings required by law and by the charter and by-laws of the Company, including all action requisite on the part of its shareholders, directors and officers, necessary to make the Collateral Series C Bonds, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, and to constitute the Principal Indenture and all indentures supplemental thereto, including this Supplemental Indenture, valid, binding and legal instruments for the security of the bonds of all series, including the Collateral Series C Bonds, in accordance with the terms of such bonds and such instruments, have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

            NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

            That Public Service Company of Colorado, the Company named in the Indenture, in consideration of the premises and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in pursuance of the direction and authority of the Board of Directors of the Company given at a meeting thereof duly called and held, and in order to create the Collateral Series C Bonds and to specify the form, terms and provisions thereof, and to make definite and certain the lien of the Indenture upon the premises hereinafter described and to subject said premises directly to the lien of the Indenture, and to secure the payment of the principal of and premium, if any, and interest, if any, on all bonds from time to time outstanding under the Indenture, including the Collateral Series C Bonds, according to the terms of said bonds, and to secure the performance and observance of all of the covenants and conditions contained in the Indenture, has executed and delivered this Supplemental Indenture and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto First Trust of New York, National Association, as Trustee, and its successor or successors in the trust and its and their assigns forever, the property described in Schedule B hereto (which is described in such manner as to fall within and under the headings or parts or classifications set forth in the Granting Clauses of the Principal Indenture);

            TO HAVE AND TO HOLD the same and all and singular the properties, rights, privileges and franchises described in the Principal Indenture and in the several Supplemental Indentures hereinabove referred to and in this Supplemental Indenture and owned by the Company on the date of the execution and delivery hereof (other than property of a character expressly excepted from the lien of the Indenture as therein set forth) unto the Trustee and its successor or successors and assigns forever;

        SUBJECT, HOWEVER, to permitted encumbrances as defined in the Indenture;

            IN TRUST, NEVERTHELESS, upon the terms and trusts set forth in the Indenture, for the equal and proportionate benefit and security of all present and future holders of the bonds and coupons issued and to be issued under the Indenture, including the Collateral Series C Bonds, without preference, priority or distinction as to lien (except as any sinking, amortization, improvement or other fund established in accordance with the provisions of the Indenture or any indenture supplemental thereto may afford additional security for the bonds of any particular series) of any of said bonds over any others thereof by reason of series, priority in the time of the issue or negotiation thereof, or otherwise howsoever, except as provided in Section 2 of Article IV of the Indenture.

                                  ARTICLE ONE

           CREATION AND DESCRIPTION OF THE COLLATERAL SERIES C BONDS

            SECTION 1. A new series of bonds to be issued under and secured by the Indenture is hereby created, the bonds of such new series to be designated First Mortgage Bonds, Collateral Series C. The Collateral Series C Bonds shall be limited to an aggregate principal amount of One hundred twenty-five million dollars ($125,000,000), excluding any Collateral Series C Bonds which may be authenticated and exchanged for or in lieu of or in substitution for or on transfer of other Collateral Series C Bonds pursuant to any provisions of the Indenture. The Collateral Series C Bonds shall mature on June 1, 2006. The Collateral Series C Bonds shall not bear interest.

      The principal of each Collateral Series C Bond shall be payable, upon presentation thereof, at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee (as hereinafter defined) is located, in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

            The Collateral Series C Bonds shall be issued and delivered by the Company to First Trust of New York, National Association, as successor trustee under the Indenture, dated as of October 1, 1993, as supplemented (the "1993 Mortgage"), of the Company to such successor trustee (the "1993 Mortgage Trustee"), as the basis for the authentication and delivery under the 1993 Mortgage of a series of securities. As provided in the 1993 Mortgage, the Collateral Series C Bonds will be registered in the name of the 1993 Mortgage Trustee or its nominee and will be owned and held by the 1993 Mortgage Trustee, subject to the provisions of the 1993 Mortgage, for the benefit of the holders of all securities from time to time outstanding under the 1993 Mortgage, and the Company shall have no interest therein.

            Any payment by the Company under the 1993 Mortgage of the principal of the securities which shall have been authenticated and delivered under the 1993 Mortgage on the basis of the issuance and delivery to the 1993 Mortgage Trustee of Collateral Series C Bonds (other than by the application of the proceeds of a payment in respect of such Collateral Series C Bonds) shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal of such Collateral Series C Bonds which is then due.

            The Trustee may conclusively presume that the obligation of the Company to pay the principal of the Collateral Series C Bonds as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the 1993 Mortgage Trustee, signed by an authorized officer thereof, stating that the principal of specified Collateral Series C Bonds has become due and payable and has not been fully paid, and specifying the amount of funds required to make such payment.

            Each Collateral Series C Bond shall be dated as of the date of its authentication.

            The Collateral Series C Bonds shall be issued as fully registered bonds only, in denominations of $1,000 and multiples thereof.

            The Collateral Series C Bonds shall be registerable and exchangeable at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located, in the manner and upon the terms set forth in Section 5 of Article II of the Indenture; provided, however, that the Collateral Series C Bonds shall not be transferrable except to a successor trustee under the 1993 Mortgage. No service charge shall be made for any exchange or transfer of any Collateral Series C Bond.

            SECTION 2. The text of the Collateral Series C Bonds shall be substantially in the form attached hereto as Exhibit A.

            SECTION 3. The Collateral Series C Bonds may be executed by the Company and delivered to the Trustee and, upon compliance with all applicable provisions and requirements of the Indenture in respect thereof, shall be authenticated by the Trustee and delivered (without awaiting the filing or recording of this Supplemental Indenture) in accordance with the written order or orders of the Company.


                                  ARTICLE TWO

                  REDEMPTION OF THE COLLATERAL SERIES C BONDS

            SECTION 1. Each Collateral Series C Bond shall be redeemable at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a redemption price equal to 100% of the principal amount thereof to be redeemed.

            SECTION 2. The provisions of Sections 3, 4, 5, 6 and 7 of Article V of the Indenture shall be applicable to the Collateral Series C Bonds, except that (a) no publication of notice of redemption of the Collateral Series C Bonds shall be required and (b) if less than all the Collateral Series C Bonds are to be redeemed, the Collateral Series C Bonds to be redeemed shall be selected in the principal amounts designated to the Trustee by the Company, and except as such provisions may otherwise be inconsistent with the provisions of this Article Two.

            SECTION 3. The holder of each and every Collateral Series C Bond hereby agrees to accept payment thereof prior to maturity on the terms and conditions provided for in this Article Two.

                                 ARTICLE THREE

                        ACKNOWLEDGMENT OF RIGHT TO VOTE
                          OR CONSENT WITH RESPECT TO
                       CERTAIN AMENDMENTS TO INDENTURE

            The Company hereby acknowledges the right of the holders of the Collateral Series C Bonds to vote or consent with respect to any or all of the modifications to the Indenture referred to in Article Three of the Supplemental Indenture, dated as of March 1, 1980, irrespective of the fact that the Bonds of the Second 1987 Series are no longer outstanding; provided, however, that such acknowledgment shall not impair (a) the right of the Company to make such modifications without the consent or other action of the holders of the Bonds of the 2020 Series or the bonds of any other series subsequently created under the Indenture with respect to which the Company has expressly reserved such right or
(b) the right of the Company to reserve the right to make such modifications without the consent or other action of the holders of bonds of one or more, or any or all, series created subsequent to the creation of the Collateral Series C Bonds.


                                 ARTICLE FOUR

                                  THE TRUSTEE

            The Trustee accepts the trusts created by this Supplemental Indenture upon the terms and conditions set forth in the Indenture and this Supplemental Indenture. The recitals in this Supplemental Indenture are made by the Company only and not by the Trustee. Each and every term and condition contained in Article XII of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.


                                 ARTICLE FIVE

                           MISCELLANEOUS PROVISIONS

            SECTION 1. Subject to the variations contained in Article Two of this Supplemental Indenture, the Indenture is in all respects ratified and confirmed and the Principal Indenture, this Supplemental Indenture and all other indentures supplemental to the Principal Indenture shall be read, taken and construed as one and the same instrument. Neither the execution of this Supplemental Indenture nor anything herein contained shall be construed to impair the lien of the Indenture on any of the properties subject thereto, and such lien shall remain in full force and effect as security for all bonds now outstanding or hereafter issued under the Indenture.

            All covenants and provisions of the Indenture shall continue in full force and effect and this Supplemental Indenture shall form part of the Indenture.

            SECTION 2. If the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Supplemental Indenture, shall not be a

Business Day (as defined in the 1993 Mortgage), such payment may be made or act performed or right exercised on the next succeeding Business Day with the same force and effect as if done on the nominal date provided in this Supplemental Indenture.

            SECTION 3. The terms defined in the Indenture shall, for all purposes of this Supplemental Indenture, have the meaning specified in the Indenture except as set forth in Section 4 of this Article or otherwise set forth in this Supplemental Indenture or unless the context clearly indicates some other meaning to be intended.

            SECTION 4. Any term defined in Section 303 of the Trust Indenture Act of 1939, as amended, and not otherwise defined in the Indenture shall, with respect to this Supplemental Indenture and the Collateral Series C Bonds, have the meaning assigned to such term in Section 303 as in force on the date of the execution of this Supplemental Indenture.

            SECTION 5. This Supplemental Indenture may be executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, Public Service Company of Colorado, party hereto of the first part, has caused its corporate name to be hereunto affixed, and this instrument to be signed by its President, a Senior Vice President or a Vice President, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary for and in its behalf; and First Trust of New York, National Association, the party hereto of the second part, in evidence of its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this instrument to be signed and its corporate seal to be affixed by one of its Vice Presidents and attested by one of its Assistant Secretaries, for and in its behalf, all as of the day and year first above written.

                            PUBLIC SERVICE COMPANY OF
                                            COLORADO



                               By: /s/ R. C. Kelly
                                   R.C. Kelly
                                   Senior Vice President, Treasurer,
                                   and Chief Financial Officer

ATTEST:   /s/ W. Wayne Brown
          W. Wayne Brown
          Secretary


                            FIRST TRUST OF NEW YORK,
                              NATIONAL ASSOCIATION,
                                   as Trustee


                                          By:   /s/ Frank J. Gillhaus, Jr.
                                              Frank J. Gillhaus, Jr.
                                              Vice President


ATTEST:   /s/ Alfia Monastra
         Alfia Monastra
         Assistant Secretary

STATE OF COLORADO         )
                             )  ss.:
CITY AND COUNTY OF DENVER )


        On this 28th day of May, 1996, before me, Jo Lynn R. Rife, a duly authorized Notary Public in and for said City and County in the State aforesaid, personally appeared R.C. Kelly and W. Wayne Brown to me known to be a Senior Vice President and the Secretary, respectively, of PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado, one of the corporations that executed the within and foregoing instrument; and the said R.C. Kelly and W. Wayne Brown, severally, acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.




                               /s/ Jo Lynn R. Rife
                                  Jo Lynn R. Rife
                                  Notary Public, State of Colorado
                                  Commission Expires April 27, 1998

STATE OF NEW YORK            )
                                 )ss.:
CITY AND COUNTY OF NEW YORK  )


        On this 28th day of May, 1996, before me, Christine M. Bastone, a duly authorized Notary Public in and for said City and County in the State aforesaid, personally appeared Frank J. Gillhaus, Jr., and Alfia Monastra, to me known to be a Vice President and an Assistant Secretary respectively, of FIRST TRUST OF NEW YORK, National Association, a national banking association, one of the corporations that executed the within and foregoing instrument; and the said Frank J. Gillhaus, Jr., and Alfia Monastra, severally, acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.




                            /s/ Christine M. Bastone
                                Christine M. Bastone
                                Notary Public, State of New York
                                Commission Expires August 14, 1997

                                                                     EXHIBIT A



                       FORM OF Collateral Series C BOND

        This bond is not transferable except to a successor trustee under the Indenture, dated as of October 1, 1993, as supplemented, between Public Service Company of Colorado and First Trust of New York, National Association, as successor trustee thereunder.


                      PUBLIC SERVICE COMPANY OF COLORADO

                             FIRST MORTGAGE BOND,

                              CoLLATERAL SERIES C

                                   DUE 2006

REGISTERED                                                          REGISTERED

No..................                                       $..................


        FOR VALUE RECEIVED, PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado (hereinafter sometimes called the "Company"), promises to pay to First Trust of New York, National Association, as successor trustee (the "1993 Mortgage Trustee") under the Indenture, dated as of October 1, 1993 (the "1993 Mortgage"), of the Company, or registered assigns,


                                                                       Dollars
on June 1, 2006, at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located. This bond shall not bear interest. The principal of this bond shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

        Any payment by the Company under the 1993 Mortgage of the principal of securities which shall have been authenticated and delivered under the 1993 Mortgage on the basis of the issuance and delivery to the 1993 Mortgage Trustee of this bond (the "1993 Mortgage Securities") (other than by the application of the proceeds of a payment in respect of this bond) shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal of this bond which is then due.

        This bond is one of an issue of bonds of the Company, issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the indenture hereinafter mentioned, may afford additional security for the bonds of any particular series) by a certain indenture, dated as of December 1, 1939, made by the Company to FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, as successor trustee (hereinafter called the "Trustee") to Morgan Guaranty Trust Company of New York (formerly Guaranty Trust Company of New
York), as amended and supplemented by several indentures supplemental thereto, including the Supplemental Indenture dated as of May 1, 1996 (said Indenture as amended and supplemented by said indentures supplemental thereto being hereinafter called the "Indenture"), to which Indenture reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee, and the holders of said bonds, under the Indenture, and the terms and conditions upon which said bonds are secured, to all of the provisions of which Indenture and of all indentures supplemental thereto in respect of such security, including the provisions of the Indenture permitting the issue of bonds of any series for property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this bond, assents. To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said bonds (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of at least 75% in aggregate principal amount of the bonds then outstanding (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Indenture); provided, however, that without the consent of the holder hereof no such modification or alteration shall be made which will extend the time of payment of the principal of this bond or reduce the principal amount hereof or effect any other modification of the terms of payment of such principal or will reduce the percentage of bonds required for the aforesaid actions under the Indenture. The Company has reserved the right to amend the Indenture without any consent or other action by holders of any series of bonds created after October 31, 1975 (including this series) so as to change 75% in the foregoing sentence to 60% and to change certain procedures relating to bondholders' meetings. This bond is one of a series of bonds designated as the First Mortgage Bonds, Collateral Series C, of the Company.

        This bond shall be redeemable at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a redemption price equal to 100% of the principal amount thereof to be redeemed.

        The principal of this bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of an event of default as therein provided.

        This bond is not transferable except to a successor trustee under the 1993 Mortgage, any such transfer to be made at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located, upon surrender and cancellation of this bond, and thereupon a new bond of this series of a like principal amount will be issued to the transferee in exchange therefor, as provided in the Indenture. The Company, the Trustee, any paying agent and any registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes. This bond, alone or with other bonds of this series, may in like manner be exchanged at such office or agency for one or more new bonds of this series of the same aggregate principal amount, all as provided in the Indenture. No service charge shall be made to any holder of any bond of this series for any exchange or transfer of bonds.

        No recourse under or upon any covenant or obligation of the Indenture, or of any bonds thereby secured, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, shareholder, officer or director, as such, of the Company, whether former, present or future, either directly, or indirectly through the Company or the Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any statute or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of shareholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the shareholders), any and all such liability of incorporators, shareholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture under which this bond is issued.

        This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by First Trust of New York, National Association, or its successor, as Trustee under the Indenture.

        IN WITNESS WHEREOF, Public Service Company of Colorado has caused this bond to be signed in its name by a Senior Vice President and its corporate seal to be affixed hereto and attested by its Secretary or an Assistant Secretary.

Dated:                                  PUBLIC SERVICE COMPANY OF
                                        COLORADO



                                        By:________________________________
                                             Senior Vice President

ATTEST:________________________
        Secretary


                         CERTIFICATE OF AUTHENTICATION


        This is one of the securities of the series designated therein referred to in the within-mentioned Supplemental Indenture.

Dated:                                  FIRST TRUST OF NEW YORK,
                                        NATIONAL ASSOCIATION,
                                             AS TRUSTEE


                                        By:____________________________________
                                                      Authorized Officer

                                                                    SCHEDULE A


                            SUPPLEMENTAL INDENTURES


     Date of                                                          Principal
  Supplemental                                      Principal           Amount
    Indenture            Series of Bonds          Amount Issued      Outstanding

March 14, 1941                 None                     --                --

May 14, 1941                   None                     --                --

April 28, 1942                 None                     --                --

April 14, 1943                 None                     --                --

April 27, 1944                 None                     --                --

April 18, 1945                 None                     --                --

April 23, 1946                 None                     --                --

April 9, 1947                  None                     --                --

June 1, 1947*         2-7/8% Series due 1977       $ 40,000,000          None

April 1, 1948                  None                     --                --

May 20, 1948                   None                     --                --

October 1, 1948       3-1/8% Series due 1978        10,000,000           None

April 20, 1949                 None                     --                --

April 24, 1950                 None                     --                --

April 18, 1951                 None                     --                --

October 1, 1951       3-1/4% Series due 1981        15,000,000           None

April 21, 1952                 None                     --                --

December 1, 1952               None                     --                --

April 15, 1953                 None                     --                --

April 19, 1954                 None                     --                --

October 1, 1954*      3-1/8% Series due 1984        20,000,000           None

April 18, 1955                 None                     --                --

April 24, 1956                 None                     --                --

May 1, 1957*          4-3/8% Series due 1987        30,000,000           None

April 10, 1958                 None                     --                --

May 1, 1959           4-5/8% Series due 1989        20,000,000           None

April 18, 1960                 None                     --                --

April 19, 1961                 None                     --                --

October 1, 1961       4-1/2% Series due 1991        30,000,000           None

March 1, 1962         4-5/8% Series due 1992         8,800,000           None

June 1, 1964          4-1/2% Series due 1994        35,000,000           None

May 1, 1966           5-3/8% Series due 1996        35,000,000           None

July 1, 1967*         5-7/8% Series due 1997        35,000,000        35,000,000

July 1, 1968*         6-3/4% Series due 1998        25,000,000        25,000,000

April 25, 1969                 None                     --                --

April 21, 1970                 None                     --                --

September 1, 1970     8-3/4% Series due 2000        35,000,000           None

February 1, 1971      7-1/4% Series due 2001        40,000,000           None

August 1, 1972        7-1/2% Series due 2002        50,000,000           None

June 1, 1973          7-5/8% Series due 2003        50,000,000           None

March 1, 1974       Pollution Control Series A      24,000,000        22,500,000

December 1, 1974    Pollution Control Series B      50,000,000           None

October 1, 1975       9-3/8% Series due 2005        50,000,000           None

April 28, 1976                 None                     --                --

April 28, 1977                 None                     --                --

November 1, 1977*     8-1/4% Series due 2007        50,000,000           None

April 28, 1978                 None                     --                --

October 1, 1978       9-1/4% Series due 2008        50,000,000           None

October 1, 1979*    Pollution Control Series C      50,000,000           None

March 1, 1980*         15% Series due 1987          50,000,000           None

April 28, 1981                 None                     --                --

November 1, 1981*   Pollution Control Series D      27,380,000           None

December 1, 1981*    16-1/4% Series due 2011        50,000,000           None

April 29, 1982                 None                     --                --

May 1, 1983*        Pollution Control Series E      42,000,000           None

April 30, 1984                 None                     --                --

March 1, 1985*         13% Series due 2015          50,000,000           None

November 1, 1986*   Pollution Control Series F      27,250,000       27,250,000

May 1, 1987*          8.95% Series due 1992         75,000,000           None

July 1, 1990*         9-7/8% Series due 2020        75,000,000       75,000,000

December 1, 1990*   Secured Medium-Term Notes,     191,500,000**    136,500,000*
                             Series A

March 1, 1992*      8-1/8% Series due 2004 and      100,000,000     100,000,000
                      8-3/4% Series due 2022        150,000,000     150,000,000

April 1, 1993*      Pollution Control Series G      79,500,000       79,500,000

June 1, 1993*       Pollution Control Series H      50,000,000       50,000,000

November 1, 1993*      Collateral Series A         134,500,000      134,500,000

January 1, 1994*   Collateral Series B due 2001 and102,667,000      102,667,000
                   Collateral Series B due 2024    110,000,000      110,000,000

September 2, 1994              None                     --                --
(Appointment of
Successor Trustee)



* Contains amendatory provisions
** $200,000,000 authorized

                                                                    SCHEDULE B


                             PROPERTY DESCRIPTION

                                  PART FIRST.

                                   (Plants)

        The following electric generating plants, gas generating plants, gas holders, steam plant, ice plant, pressure pipe lines, gravity pipe lines, reservoir sites, power sites, gas regulating stations, substations and other properties of the Company, including all dams, power houses, transmission lines, buildings, forebays, reservoirs, races, raceways, pipes, head works, structures and works, and the lands of the Company on which the same are situated, and all the Company's lands, easements, rights, rights-of-way, water rights, rights to the use of water, including all of the Company's right, title and interest in and to any and all decrees therefor, flowage rights, flooding rights, permits, franchises, consents, privileges, licenses, poles, towers, wires, switch racks, insulators, pipes, machinery, engines, boilers, gas benches, condensers and scrubbers, exhausters, blowers and pumps, motors, gas boosters, air condensers, water pumps, governors, purifiers, tar separators, washers, automobiles, trucks, office furniture and fixtures, regulators, meters, tools, appliances, equipment, appurtenances and supplies forming a part of or appertaining to said plants, holders, sites, stations or other properties, or any of them, or used or enjoyed, or capable of being used or enjoyed in conjunction or connection therewith, all situated in the State of Colorado and the counties thereof, more particularly described as follows:

                                 ADAMS COUNTY

1.  BENNETT ASH DISPOSAL SITE

A parcel of land more particularly described as follows:

THAT PART OF EAST ONE-HALF OF SECTION 25, TOWNSHIP 2 SOUTH, RANGE 64 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF ADAMS, STATE OF COLORADO, DESCRIBED AS:
BEGINNING AT THE EAST ONE-QUARTER CORNER OF SAID SECTION 25; THENCE N88 DEGREES 28'44"W ALONG THE NORTH LINE OF THE SOUTHEAST ONE-QUARTER OF SAID SECTION 25 A DISTANCE OF 30.01 FEET TO A POINT ON THE WEST RIGHT-OF-WAY LINE OF SCHUMAKER ROAD, SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING; THENCE S00 DEGREES 11'50"W ALONG SAID WEST RIGHT-OF-WAY LINE A DISTANCE OF 1,320.69 FEET TO A POINT ON THE SOUTH LINE OF THE NORTHEAST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER OF SAID SECTION 25; THENCE N88 DEGREES 32'55"W ALONG THE SOUTH LINE OF THE NORTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SAID SECTION 25 A DISTANCE OF 1,467.20 FEET TO A POINT; THENCE N00 DEGREES 16'07"E A DISTANCE OF 1,322.44 FEET TO A POINT ON THE SOUTH LINE OF THE NORTHEAST ONE-QUARTER OF SAID SECTION 25; THENCE S88 DEGREES 28'44"E ALONG SAID SOUTH LINE A DISTANCE OF 170.06 FEET TO THE SOUTHWEST CORNER OF THE SOUTHEAST ONE-QUARTER OF THE NORTHEAST ONE-QUARTER OF SAID SECTION 25; THENCE N00 DEGREES 20'15"E ALONG THE WEST LINE OF THE SOUTHEAST ONE-QUARTER OF THE NORTHEAST

ONE-QUARTER OF SAID SECTION 25 A DISTANCE OF 1,028.10 FEET TO A POINT; THENCE N56 DEGREES 17'47"E A DISTANCE OF 1,563.01 FEET TO A POINT 30.00 FEET WEST OF THE EAST LINE OF THE NORTHEAST ONE-QUARTER OF SAID SECTION 25, SAID POINT BEING ON THE WEST RIGHT-OF-WAY LINE OF SCHUMAKER ROAD; THENCE S00 DEGREES 20'05"W ALONG SAID WEST RIGHT-OF-WAY LINE A DISTANCE OF 1,929.81 FEET TO THE TRUE POINT OF BEGINNING, COUNTY OF ADAMS, STATE OF COLORADO

                                BOULDER COUNTY

2.  BAILEY METER STATION:  ADDITIONAL LAND
    (CDOT TRACT NO. 19B)

    A tract or parcel of land No. 19B of the Colorado Department of Transportation, Project No. FCU(CX)CXCY 287-3(37) containing 0.0034 acres (150 square feet), more or less, in the S.W.1/4 of Section 14, Township 1 South, Range 69 West, of the Sixth Principal Meridian, in Boulder County, Colorado, said tract or parcel of land being more particularly described as follows;

    The Westerly 6.00 feet of Lot 24 Block 1 in the Townsite of Clarkston, according to the plat thereof, which is recorded in Book 2 at Page 119 of the Boulder County Colorado Records, more particularly described as follows;

Commencing at the S.W. corner of the said S.W.1/4; thence S89 degrees 32'13"E and along the Southerly line of the said S.W.1/4, a distance of 390.00 feet to the extended Westerly line of said Block 1; thence N00 degrees 05'24"W and along the said extended Westerly line a distance of 30.00 feet to the S.W. corner of said Lot 24 and the True Point of Beginning;

    1. Thence N00 degrees 05'24"W and along the Westerly line of the said Lot 24, a distance of 25.00 feet to the N.W. corner of said Lot 24;

    2. Thence S89 degrees 32'13"E and along the Northerly line of said Lot 24, a distance of 6.00 feet;

    3. Thence S00 degrees 05'24"E, a distance of 25.00 feet to the Southerly line of said Lot 24;

    4. Thence N89 degrees 32'13"W and along the said Southerly line of Lot 24, a distance of 6.00 feet to the True Point of Beginning.

    The above described parcel contains 0.0034 acres (150 square feet) more or less.

3.  BAILEY METER STATION:  ADDITIONAL LAND
    (CDOT TRACT NO. 35R)

    A tract or parcel of land No. 35R of the Colorado Department of Transportation, Project No. FCU-NH(CX)-CX-CY 287-3(37) containing 0.0172 acres (750 square feet) more or less, in the S.W.1/4 of Section 14, Township 1 South, Range 69 West of the 6th Principal Meridian, in Boulder County, Colorado, said tract or parcel of land being more particularly described as follows:

    One half of vacated Grace St. adjoining Lot 24 Block 1 in the Townsite of Clarkston, according to the plat thereof, which is recorded in Book 2 at Page 119 of the Boulder County, Colorado Records, more particularly described as follows:

    Commencing at the S.W. corner of the said S.W.1/4; thence S89 degrees 32'13"E and along the Southerly line of the said S.W.1/4, a distance of 360.00 feet to the extended centerline of said Grace St.; thence N00 degrees 03'24"W and along the said extended centerline a distance of 30.00 feet to the extended Southerly line of said Block 1 and the True Point of Beginning;

    1. Thence continuing along the aforementioned course N00 degrees 05'24"W, a distance of 25.00 feet to the extended Northerly line of said Lot 24;

    2. Thence S89 degrees 32'13"E and along the said extended Northerly line, a distance of 30.00 feet to the N.W. corner of said Lot 24;

    3. Thence S00 degrees 05'24"E and along the Westerly line of said Lot 24, a distance of 25.00 feet to the Southwest corner of said Lot 24;

    4. Thence N89 degrees 32'13"W and along the extended Southerly line of said Lot 24, a distance of 30.00 feet to the True Point of Beginning.

    The above described parcel contains 0.0172 acres (750 square feet) more or less.

4.  BOULDER JUNCTION VALVE SETTING:  ADDITIONAL LAND

A tract of Land located in the Southeast one-quarter of Section 32, Township 1 North, Range 69 West of the Sixth Principal Meridian, Boulder County, Colorado, being described as follows:

Commencing at the Southeast corner of Section 32, Township 1 North, Range 69 West, thence N00 degrees 05'14"E along the east line of the Southeast one-quarter of said Section 32, a distance of 390.00 feet to the Southeast corner of a tract of land described in the deed recorded in Film 531 under Reception Number 780632 of the Boulder County Real Estate Records; thence N89 degrees 54'46"W and along the south line of said tract, a distance of 61.10 feet to the point of beginning on the west line of Colorado State Highway number 42; thence S00 degrees 05'14"W and along said west line a distance of 25.00 feet; thence N89 degrees 54'46"W and parallel with the south line of said tract, a distance of 113.90 feet; thence N00 degrees 05'14"E and parallel with the west line of said tract, a distance of 100.00 feet; thence S89 degrees 54'46"E and parallel with the north line of said tract, a distance of 113.90 feet, to the west line of Colorado State Highway Number 42; thence S00 degrees 56'14"W and along said line a distance of 75.00 feet, to the point of beginning.

                              CLEAR CREEK COUNTY

5.  GEORGETOWN HYDRO POWER PLANT:  ADDITIONAL LAND
    (SCANLAN TRACT)

A PORTION OF A TRACT OF LAND KNOWN AS THE P. SCANLAN TRACT, SOUTHERLY OF LOT 12, BLOCK 36, TOWN OF GEORGETOWN, LOCATED IN THE NORTH 1/2 OF SECTION 17, TOWNSHIP 4 SOUTH, RANGE 74 WEST OF THE 6TH P.M., COUNTY OF CLEAR CREEK, STATE OF COLORADO, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWESTERLY CORNER OF SAID LOT 12; THENCE S 36 DEGREES 41'03" W ALONG THE WESTERLY LINE OF SAID LOT 12, A DISTANCE OF 59.00 FEET TO THE NORTHWEST CORNER OF SAID P. SCANLAN TRACT, THE POINT OF BEGINNING; THENCE S 2 DEGREES 43'00"E, A DISTANCE OF 18.34 FEET TO A POINT ON THE SOUTHERLY LINE OF SAID P. SCANLAN TRACT; THENCE N 89 DEGREES 08'57"W ALONG SAID SOUTHERLY LINE, A DISTANCE OF 14.36 FEET TO THE SOUTHWEST CORNER OF SAID P. SCANLAN TRACT; THENCE N 36 DEGREES 41'03" E ALONG THE NORTHWESTERLY LINE OF SAID P. SCANLAN TRACT, A DISTANCE OF 22.57 FEET TO THE POINT OF BEGINNING; SAID DESCRIBED TRACT CONTAINING 131 SQUARE FEET (0.003 ACRE), MORE OR LESS.

                                 EAGLE COUNTY

6. EDWARDS METER STATION SITE: PARCEL NO. 1, EDWARDS EXCHANGE POINT, ACCORDING TO THE PLAT RECORDED DECEMBER 6, 1994 IN BOOK 656 AT PAGE 677, COUNTY OF EAGLE, STATE OF COLORADO.

                               JEFFERSON COUNTY

7.  LEYDEN GAS STORAGE PROJECT:  ADDITIONAL LAND
    (STUART TRACT)

Parcels of land more particularly described as follows:

PARCEL A:

A TRACT OF LAND IN THE NORTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SECTION 27, TOWNSHIP 2 SOUTH, RANGE 70 WEST OF THE 6TH P.M., MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID SECTION 27, THENCE NORTH 0 DEGREES 16' EAST 1732 FEET, THENCE NORTH 84 DEGREES 08' WEST 1130 FEET TO THE TRUE POINT OF BEGINNING, THENCE NORTH 77 DEGREES 25' WEST 176 FEET, THENCE NORTH 79 DEGREES 30' WEST 528 FEET, THENCE NORTH 88 DEGREES 05' WEST 166 FEET, THENCE NORTH 1 DEGREE 55' EAST 275 FEET, THENCE SOUTH 78 DEGREES 44' EAST 840 FEET, THENCE SOUTH 1 DEGREES 55' WEST 275 FEET TO THE POINT OF BEGINNING, COUNTY OF JEFFERSON, STATE OF COLORADO. ALSO,

PARCEL B:

THAT PART OF THE NORTHWEST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER OF SECTION 27, TOWNSHIP 2 SOUTH, RANGE 70 WEST OF THE 6TH P.M., MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT FROM WHENCE THE SOUTHEAST CORNER OF SAID SECTION 27, LIES SOUTH 82 DEGREES 24 EAST 1832 FEET AND SOUTH 0 DEGREES 16' WEST 1732 FEET, THENCE FOR QUANTITY NORTH 1 DEGREES 55' EAST 161 FEET, THENCE NORTH 88 DEGREES 05' WEST 166 FEET, THENCE SOUTH 1 DEGREE 55' WEST 161 FEET TO THE NORTH RIGHT OF WAY LINE OF LEYDEN HIGHWAY, THENCE SOUTH 88 DEGREES 05' EAST 166 FEET ALONG BOUNDARY LINE OF THE LEYDEN HIGHWAY TO POINT OF BEGINNING, COUNTY OF JEFFERSON, STATE OF COLORADO, EXCEPT OIL, GAS AND OTHER MINERALS.

                                LARIMER COUNTY

8.  FOSSIL CREEK METER STATION

A parcel of land more particularly described as follows:

A parcel of land located in the Southeast 1/4 of Section 14, Township 6 North, Range 69 West of the 6th P.M., City of Fort Collins, County of Larimer, State of Colorado, being more particularly described as follows:

Commencing at the Southeast corner of said Section 14, thence S 89 degrees 29' 06" W along the Southerly line of the Southeast 1/4 of said Section 14, a distance of 550.00 feet; thence N 00 degrees 30' 54" W a distance of 50.00 feet to the Point of Beginning; thence S 89 degrees 20' 06" W along a line parallel with and 50.00 feet Northerly of the Southerly line of the Southeast 1/4 of said
Section 14 a distance of 55.00 feet; thence N 00 degrees 30' 54" W a distance of
75.00 feet; thence N 89 degrees 29' 06" E a distance of 55.00 feet; thence S 00 degrees 30' 54" E a distance of 75.00 feet to the Point of Beginning.

                                  MESA COUNTY

9.  CAMEO STEAM PLANT:  ADDITIONAL LAND
    (ASH DISPOSAL SITE)

A parcel of land in the SE 1/4 of Section 28 and the NE 1/4 of Section 33, Township 10 South, Range 98 West of the 6th Principal Meridian, being more particularly described as follows:

Commencing at the Southeast corner of said Section 28, the point of beginning, whence the East one quarter corner of said Section 28 bears North 3 degrees 20'00" West, 2640.87 feet; thence South 0 degrees 12'52" East, 660.00 feet along the East line of the NE 1/4 of Section 33; thence South 89 degrees 55'22" West, 2649.20 feet; to the West line of the NE 1/4 of Section 33; thence North 0 degrees 01'59" West 660.00 feet to the North quarter corner of said Section 33; thence North 03 degrees 34'47" West, 500.13 feet along the West line of the SE 1/4 of Section 28; thence North 89 degrees 55'22" East, 2649.27 feet to the East line of the SE 1/4 of Section 28; thence South 03 degrees 20'00" East 500 feet to the point of beginning, Mesa County, Colorado.

Containing 70.47 acres.

10. DEBEQUE SUBSTATION

A parcel of land located in the SE1/4 NW1/4 Section 27, Township 8 South, Range 97 West of the 6th Principal Meridian, Town of Debeque, Mesa County, Colorado, more particularly described as follows:

Beginning at the southeast corner of an existing Public Service Company of Colorado (PSCo) substation property, as recorded with the Mesa County Clerk and Recorder in Book 1893, Page 200, Reception No. 1599266, whence the S1/4 Corner of said Section 27 bears S7 degrees 18'12" E a distance of 3435.96 feet, also whence the C1/4 Corner of said Section 27 bears S35 degrees 57'42"E a distance of 948.05 feet;

Thence North along the east line of said PSCo property, a distance of 150.00 feet to the northeast corner of said property;

Thence continuing North, a distance of 50.00 feet to a point;

Thence S74 degrees 14'00"W a distance of 45.36 feet to a point;

Thence S39 degrees 02'17"W a distance of 83.49 feet to the northwest corner of said property;

Thence South a distance of 150.00 feet to the southwest corner of said property, also being a point on the north line of the Southern Pacific RR (formerly D&RG
RR) property;

Thence N74 degrees 14'00'E along said south line of PSCo property, also being the north line of said Southern Pacific RR, a distance of 100.00 feet to the Point of Beginning;

Containing:  17933 Sq. Ft. or 0.412 Acres, More or Less

                                 MORGAN COUNTY

11. PAWNEE STEAM PLANT:  ADDITIONAL LAND
    (SCHOCKE TRACT)

A parcel of land in the E1/2SE1/4 of Section 17, Township 3 North, Range 56 West of the 6th P.M., more particularly described as follows: Beginning at the SE corner of the SE1/4 of Section 17, Township 3 North, Range 56 West, thence North 990 feet to the point of beginning, thence West 1320 feet, thence North 330 feet, thence East 1320 feet, thence South 330 feet to the point of beginning, Morgan County, Colorado, except oil, gas and other minerals.

                                  WELD COUNTY

12. YOSEMITE GAS QUALITY STATION SITE:  ADDITIONAL LAND

A PORTION OF THE NW 1/4 OF SECTION 34, TOWNSHIP 1 NORTH, RANGE 67 WEST, OF THE 6TH P.M., WELD COUNTY, COLORADO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BASIS OF BEARING: THE NORTH LINE OF THE NW 1/4 OF SECTION 34, TOWNSHIP 1 NORTH, RANGE 67 WEST OF THE 6TH P.M., BEING MONUMENTED AS SHOWN HEREON WITH A LINE ASSUMED TO BEAR N 89 DEGREES 24' 49" E; COMMENCING AT THE NW CORNER OF THE NW 1/4 OF SAID SECTION 34; THENCE S 88 DEGREES 12' 24" E A DISTANCE OF 722.56 FEET TO THE NORTHEAST CORNER OF A PARCEL DESCRIBED IN BOOK 1148 UNDER RECEPTION NO. 2091174, WELD COUNTY RECORDS, SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE N 89 DEGREES 24' 29" E AND ALONG THE SOUTH RIGHT OF WAY OF WELD COUNTY ROAD

4 A DISTANCE OF 160.00 FEET; THENCE S 00 DEGREES 33' 07" E A DISTANCE OF 505.91 FEET TO A POINT ON THE CENTERLINE OF AN EXISTING OIL LEASE ROAD; THENCE N 78 DEGREES 21' 27" W AND ALONG SAID CENTERLINE OF AN EXISTING OIL LEASE ROAD A DISTANCE OF 163.69 FEET TO THE SOUTHEAST CORNER OF SAID PARCEL DESCRIBED IN BOOK 1148 UNDER RECEPTION NO. 2091174, WELD COUNTY RECORDS; THENCE N 00 DEGREES 33' 07" W AND ALONG THE EAST LINE OF SAID PARCEL A DISTANCE OF 471.24 FEET TO THE TRUE POINT OF BEGINNING.

                                 PART SECOND.

                                 (Substations)

        The following electric substations and substation sites of the Company, including all buildings, structures, towers, poles, lines, and all equipment, appliances and devices for transforming, converting and distributing electric energy, and all the right, title and interest of the Company in and to the land on which the same are situated, and all of the Company's lands, easements, rights-of-way, rights, franchises, privileges, machinery, equipment, appliances, devices, appurtenances and supplies forming a part of said substations or any of them, or used or enjoyed, or capable of being used or enjoyed, in conjunction or connection with any thereof, all situated in the State of Colorado and the counties thereof, more particularly described as follows:

                                 ADAMS COUNTY

13. FRONT RANGE SUBSTATION

A parcel of land more particularly described as follows:

A PARCEL OF LAND LOCATED IN THE SW 1/4 SECTION 17, TOWNSHIP 3 SOUTH, RANGE 64 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY OF AURORA, ADAMS COUNTY, COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SW CORNER OF SAID SECTION 17;

THENCE N0 DEGREES 33'00"E, ALONG THE WEST SECTION LINE OF SAID SW 1/4
SECTION 17, A DISTANCE OF 1317.50 FEET TO A POINT;

THENCE S87 DEGREES 56'12"E, PARALLEL TO THE SOUTH LINE OF SAID SW 1/4 SECTION 17, A DISTANCE OF 30.01 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF IMBODEN MILE ROAD, ALSO BEING THE TRUE POINT OF BEGINNING;

THENCE, CONTINUING S87 DEGREES 56'12"E, PARALLEL TO THE SOUTH LINE OF SAID SW 1/4 SECTION 17, A DISTANCE OF 470.14 FEET TO A POINT;

THENCE, N0 DEGREES 33'00"E, PARALLEL TO THE WEST LINE OF SAID SW 1/4
SECTION 17, A DISTANCE OF 400.14 FEET TO A POINT;

THENCE N87 DEGREES 56'12"W, PARALLEL TO THE SOUTH LINE OF SAID SW 1/4 SECTION 17, A DISTANCE OF 470.16 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF SAID IMBODEN MILE ROAD; THENCE S0 DEGREES 33'00"W, ALONG SAID EAST RIGHT-OF-WAY LINE OF IMBODEN MILE ROAD AND PARALLEL TO THE WEST LINE OF SAID SW 1/4 SECTION 17, A DISTANCE OF 400.14 FEET TO THE POINT OF BEGINNING, except water, oil, gas and other minerals.

14. PICADILLY SUBSTATION

A parcel of land more particularly described as follows:

        A 3.874 acres tract of land in the Northwest Quarter (1/4) of Section 36 in Township 3 South, Range 66 West of the 6th Principle Meridian, in Adams County, Colorado, said tract being more particularly described as follows (with bearing based on the West section line of Section 36):

    COMMENCING at the Northwest corner of Section 36;

    THENCE S 01 degrees 20'28" E, along the West line of the Northwest Quarter of Section 36, a distance of 1236.27' to a point on the North right-of-way line of the Union Pacific Railroad 400' right-of-way;

    THENCE S 85 degrees 06'32" W, along said railroad right-of-way, a distance of 502.97' to the Southwest corner and TRUE POINT OF BEGINNING of the herein described tract;

    THENCE N 01 degrees 20'28" W, parallel to and 500' West of the West line of the Northwest Quarter of Section 36, a distance of 400.00' to the Northwest corner of the herein described tract;

    THENCE N 88 degrees 39'32" E, a distance of 400.00' to the Northeast corner of the herein described tract;

    THENCE S 01 degrees 20'28" E, a distance of 443.68' to a point in the North right-of-way line of said railroad 400' right-of-way;

    THENCE N 85 degrees 06'32" W, along said railroad right-of-way, a distance of 402.38' to the Point of Beginning, and containing 3.874 acres (168,736 sq.ft.) of land.

15. TOWER SUBSTATION SITE

A parcel of land more particularly described as follows:

A tract of land situated in the South Half (S1/2) of Section 21, in Township 3 South, Range 66 West, 6th P.M., in the City of Aurora, Adams County, Colorado, and being more particularly described as follows (bearings based on the South line of the Southwest Quarter of Section 21, N 89 degrees 53'12" W):

COMMENCING at the South Quarter corner of Section 21;

THENCE N 00 degrees  01'31" E, along the East line of the  Southwest  Quarter of
Section 21, a distance of 583.35 feet to the TRUE POINT OF BEGINNING of the herein described tract;

THENCE N 89 degrees 57'17" W, a distance of 350.19 feet to the Southwest corner of the herein described tract;

THENCE N 00 degrees 36'42" E, a distance of 687.98 feet to the Northwest corner of the herein described tract;

THENCE S 89 degrees 57'17" E, a distance of 60.00 feet to the most Northerly Northeast corner of the herein described tract;

THENCE S 00 degrees 36'42" E, a distance of 287.98 feet to an interior corner of the herein described tract;

THENCE S 89 degrees 57'17" E, passing the East line of said Southwest Quarter of
Section 21 at a distance of 286.09 feet, a Total distance of 340.00 feet to the most Easterly Northeast corner of the herein described tract;

THENCE S 00 degrees 36'42" W, a distance of 400.00 feet to the Southeast corner of the herein described tract;

THENCE N 89 degrees 57'17" W, a distance of 49.81 feet to the True Point of Beginning;

CONTAINING 4.070 acres (177,271 sq.ft.) of land, except oil, gas and other minerals.

                                 DENVER COUNTY

16. NEW BARKER SUBSTATION:  ADDITIONAL LAND
    (MCCUSKER/ABELL TRACT)

A parcel of land more particularly described as follows:

The rear or Southeasterly 9 feet of Lots 13, 14 and 15, Block 37, East Denver, Except that portion of Lot 15 conveyed to the City and County of Denver, a municipal corporation in Deed recorded December 14, 1994 as Reception No.
9400185510; Together with the Northwesterly one-half of the vacated alley adjacent to Lots 13, 14 and portion of Lot 15 described above, as vacated by Ordinance 47, Series of 1993, recorded February 4, 1993 as Reception No. 93-0014620, Block 37, East Denver, City and County of Denver, State of Colorado

17. NEW DAKOTA SUBSTATION

A parcel of land more particularly described as follows:

Lots 14 through 22, inclusive, Lots 28 through 35, inclusive, and that part of Lots 23 and 27 lying North and East of a line running from the Northwest corner of Lot 23 to the Southeast corner of Lot 27, Block 41, BYER'S SUBDIVISION, City and County of Denver, State of Colorado, being more particularly described as follows:

Beginning at the Northwest corner of said Lot 23; thence S 89 degrees 59'04" E along the North line of said Lots 14-23 a distance of 250.11 feet to the Northeast corner of said Lot 14; thence S 00 degrees 00'50" W along the East line of said Lots 14 and 35 a distance of 256.01 feet to the Southeast corner of said Lot 35; thence N 89 degrees 58'54" W along the South line of said Lots 28-35 a distance of 200.08 feet to the Southwest corner of said Lot 28; thence N 11 degrees 02'31" W a distance of 260.85 feet to the Point of Beginning.

                                GARFIELD COUNTY

18. (CUEA) RIFLE SUBSTATION:  ADDITIONAL LAND (LRI TRACT)

A parcel of land more particularly described as follows:

TOWNSHIP 6 SOUTH, RANGE 93 WEST
SECTION 14: SE 1/4 SE 1/4 SW 1/4
GARFIELD COUNTY, COLORADO


                                  PART THIRD.

                           (Miscellaneous Property)

        The following residences, garages, warehouses, buildings, structures, works and sites and the Company's lands on which the same are situated, and all easements, rights, rights of way, permits, franchises, consents, privileges, licenses, machinery, equipment, furniture and fixtures, appurtenances and supplies forming a part of said residences, garages, warehouses, buildings, structures, works and sites, or any of them, or used or enjoyed or capable of being used or enjoyed in connection or conjunction therewith, situated in the State of Colorado and the Counties thereof, more particularly described as follows:

                                ALAMOSA COUNTY

19. ALAMOSA SERVICE STATION:  ADDITIONAL LAND

    A parcel of land situated in the northeast quarter of Section 9, Township 37 North, Range 10 East, N.M.P.M., County of Alamosa, State of Colorado, described as follows:
    Beginning at a point in the north/south center line of said Section, distant South 0 degrees 37' East, along said center line, 1099.84 feet from the North 1/4 corner thereof; thence South 61 degrees 52' 30" East, along a line parallel with and distant southwesterly 240 feet, measured at right angles from the center line of main track of the Creede Branch, 753.26 feet; thence North 28 degrees 07' 30" East, 140.00 feet to a line parallel with and distant southwesterly 100 feet from said center line of main track; thence North 61 degrees 52' 30" West, along last said parallel line, to the north/south center line of said Section; thence southerly, along last said center line,
159.75 feet to the point of beginning, except oil, gas and other minerals.

                              CLEAR CREEK COUNTY

20. FRONT RANGE WEST OPERATIONS CENTER

A parcel of land more particularly described as follows:

Portions of DUMONT Townsite and BONANZA MILL SITE, U.S. Survey No. 1230 B, lying North of old U.S. Highway 6 and 40 and South of an existing gravel road, 1.
Beginning at a point on the Northerly Right-of-Way line of old U.S. Highway 6 and 40, from which point the Northwest corner of Section 30, Township 3 South, Range 73 West of the 6th P.M. bears N.60 degrees 18'33"W. 952.98 feet; thence
S.88 degrees 19'42"E. along said Right-of-Way, 239.16 feet; thence S.88 degrees 00'47" E., along said Right-of-Way, 406.08 feet; thence S.86 degrees 19'36"E.
489.16 feet along said Right-of-Way; thence N.10 degrees 52'27"E. 137.66 feet to a point on the South line of an existing gravel road; thence meandering Westerly along said South road-line to a point of beginning (the chord bearing and distance of this last course being S.85 degrees 54'52"W. 1161.98 feet), Clear Creek County, Colorado.

                                 DENVER COUNTY

21. LIPAN SERVICE CENTER:  ADDITIONAL LAND
    (BOYD TRACT)

Parcels of land more particularly described as follows:

Parcel 1 - Lots 1 thru 6, Block 3, Bailey's Addition to Denver, City and County of Denver, State of Colorado.
Also,
Parcel 2 - Lots 7 to 25 inclusive, Block 3, Bailey's Addition to Denver, City and County of Denver, State of Colorado.
Also,
Parcel 3 - Lots 26 to 38, Block 3, Bailey's Addition to Denver, City and County of Denver, State of Colorado.
Also,
Parcel 4 - Those portions of Lots 39 and 40, in Block 3, Bailey's Addition to Denver, described as follows: Beginning at a point on the North line of Lot 40 from whence the Northeast corner of said lot bears East along said North line a distance of 79.36 feet; thence West along said North line of Lot 40 45.64 feet to the Northwest corner of said Lot 40, thence South 50 feet to the Southwest corner of Lot 39, thence East along the South line of Lot 39 102.23 feet to a point; thence Northwesterly to the point of beginning, City and County of Denver, State of Colorado.

22. LIPAN SERVICE CENTER:  ADDITIONAL LAND
    (MACK TRACT)

A parcel of land more particularly described as follows:

A tract of land situate in the NW 1/4 of the NE 1/4 of Section 9, Township 4 South, Range 68 West of the 6th P.M., in the City and County of Denver, State of Colorado, described as follows:

Beginning at a point 80.0 feet North of the Northeast corner of Block 3, Bailey's Addition to Denver, being the Southeasterly corner of the "Crane Tract" as recorded in Book 8459 at Page 276; thence North 89 degrees 57'00" West (assuming for the purpose of this description that the East line of said Crane Tract has a bearing of due North and South along the North line of West 4th Avenue, a distance of 130.02 feet to the true point of beginning of the tract or parcel herein described); thence North 89 degrees 57'00" West a distance of
130.50 feet to a point situate 32.00 feet Southeasterly from as measured on a normal to the centerline of the existing Wye Track of the Denver and Rio Grande Western Railroad Company; thence North 41 degrees 58'27" East a distance of
112.19 feet to a point situate 32.12 feet Southeasterly from as measured on a normal to the centerline of said Wye Tract; thence North 50 degrees 41'06" East a distance of 110.00 feet to a point situate 31.22 feet Southeasterly from as measured on a normal to the centerline of said Wye Tract; thence North 61 degrees 27'24" East to a distance of 114.28 feet, more or less, to a point in the East line of said Crane Tract said point situate 34.46 feet South of the intersection of the centerline of said Wye Tract with the Easterly boundary of said Crane Tract as measured along the Easterly boundary of said Crane Tract; thence South along the East line of said Crane Tract a distance of 64.43 feet to a point; thence Southwesterly on a curve to the right with a radius of 182.19 feet for an arc distance of 27.32 feet to a point at the end of curve, the long chord of which curve bears South 46 degrees 23'20" West a distance of 27.29 feet; thence South 50 degrees 41'06" West a distance of 44.23 feet to a point; thence South 39 degrees 18'54" East a distance of 1.75 feet to a point; thence South 50 degrees 41'06" West a distance of 46.05 feet to a point on curve; thence Southwesterly on a curve to the left with a radius of 204.22 feet, for an arc distance of 78.47 feet, more or less, to the true point of beginning, the long chord of which curve bears South 32 degrees 10'19" West a distance of 77.98 feet, City and County of Denver, State of Colorado.

23. LIPAN SERVICE CENTER:  ADDITIONAL LAND
    (RIO GRANDE LAND COMPANY TRACT)

Parcels of land more particularly described as follows:

Parcel 1 - A parcel of land located in the Northeast Quarter (NE 1/4) of Section 9, Township 4 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, Colorado, more particularly described as follows: COMMENCING at the northwest corner of the East Half of the Northeast Quarter of Section 9, Township 4 South, Range 68 West of the 6th Principal Meridian; THENCE S00 degrees 25'44"E along the easterly line of the West Half of the Northeast Quarter of said Section 9 a distance of 1695.13 feet; THENCE N89 degrees 38'44"E along the northerly line of Third Avenue a distance of 169.82 feet to the POINT OF BEGINNING; THENCE N00 degrees 21'16"W a distance of 136.07 feet; THENCE along the arc of a curve to the left having a central angle of 26 degrees 36'29", a radius of 174.20 feet, a chord bearing N13 degrees 39'30"W a distance of 80.17 feet, and an arc distance of 80.90 feet; THENCE S26 degrees 57'45"E a distance of 79.15 feet; THENCE S00 degrees 21'16"E a distance of 143.33 feet; THENCE S89 degrees 38'44"W a distance of 17.00 feet to the POINT OF BEGINNING; containing 2,855 SF (0.066 Acres), more or less. Also, Parcel 3 - A parcel of land located in the Northeast Quarter (NE 1/4) of Section 9, Township 4 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, Colorado, more particularly described as follows: COMMENCING at the northeast corner of Block 1, Bailey's Addition to Denver; THENCE N00 degrees 25'56"W along the prolongation of the easterly line of said Block 1, Bailey's Addition to Denver a distance of 40.00 feet; THENCE S89 degrees 36'58"W along the centerline of vacated West 4th Avenue a distance of 256.35 feet; THENCE N00 degrees 26'46"W along a line parallel with the westerly line of Block 2, Bailey's Addition to Denver a distance of 40.00 feet to the POINT OF BEGINNING; THENCE N00 degrees 26'46"W continuing along said line parallel with the westerly line of Block 2, Bailey's Addition to Denver a distance of 174.88 feet; THENCE S53 degrees 11'52"E a distance of 138.24 feet; THENCE S44 degrees 24'03"E a distance of 126.99 feet; THENCE S89 degrees 36'58"W along the northerly line of said vacated 4th Avenue a distance of 198.18 feet to the POINT OF BEGINNING; containing 18,671 SF (0.429 Acres), more or less. Also, Parcel 4 - A parcel of land located in the Northeast Quarter (NE 1/4) of Section 9, Township 4 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, Colorado, more particularly described as follows: COMMENCING at the northeast corner of Block 1, Bailey's Addition to Denver; THENCE N00 degrees 25'56"W along the prolongation of the easterly line of said Block 1, Bailey's Addition to Denver a distance of 40.00 feet to the POINT OF BEGINNING; THENCE S89 degrees 36'58"W along the centerline of vacated 4th Avenue a distance of 256.35 feet; THENCE N00 degrees 26'46"W a distance of 40.00 feet; THENCE N89 degrees 36'58"E along the northerly line of said vacated 4th Avenue a distance of 198.18 feet; THENCE S44 degrees 24'03"E a distance of 26.42 feet; THENCE N89 degrees 36'58"E along a line 21.00 feet northerly of and parallel with the centerline of said vacated 4th Avenue a distance of 15.71 feet; THENCE S49 degrees 22'02"E a distance of 32.00 feet to the POINT OF BEGINNING; containing 9,070 SF (0.208 Acres), more or less. Also, Parcel 5 - A parcel of land located in the Northeast Quarter (NE 1/4) of Section 9, Township 4 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, Colorado, more particularly described as follows: COMMENCING at the northeast corner of Block 3, Bailey's Addition to Denver; THENCE N00 degrees 26'46"W along the prolongation of the easterly line of said Block 3, Bailey's Addition to Denver a distance of 80.00 feet to the POINT OF BEGINNING; THENCE S89 degrees 36'00"W along the northerly line of West 4th Avenue non-tangent with the following described curve a distance of 130.02 feet; THENCE the following five (5) courses along the southeasterly deed line of a parcel recorded as a Special Warranty Deed No. 584, dated 3-23-64 in the Rio Grande Railroad records. 1) along the arc of a curve to the right having a central angle of 22 degrees 00'47", a radius of 204.23 feet, a chord bearing N31 degrees 43'11"E a distance of 77.98 feet, and an arc distance of 78.46 feet;

2) THENCE N50 degrees 14'58"E non-tangent with the last described curve a distance of 46.05 feet; 3) THENCE N39 degrees 46'02"W a distance of 1.75 feet;
4) THENCE N50 degrees 13'58"E non-tangent with the following described curve a distance of 44.23 feet; 5) THENCE along the arc of a curve to the left having a central angle of 8 degrees 35'30", a radius of 182.20 feet, a chord bearing N45 degrees 56'14"E a distance of 27.30 feet, and an arc distance of 27.32 feet; THENCE N00 degrees 26'46"W along said prolongation of the easterly line of Block 3, Bailey's Addition to Denver non-tangent with the last and following described curves a distance of 78.59 feet; THENCE along the arc of a curve to the right having a central angle of 8 degrees 22'19", a radius of 502.67 feet, a chord bearing N72 degrees 05'12"E a distance of 73.38 feet, and an arc distance of
73.45 feet; THENCE S00 degrees 26'46"E along a line 70.00 feet easterly of and parallel with said easterly line of Block 3, Bailey's Addition to Denver non-tangent with the last described curve a distance of 244.19 feet; THENCE S89 degrees 36'58"W along the northerly line of vacated West 4th Avenue a distance of 49.98 feet; THENCE S89 degrees 36'00"W continuing along said northerly line of vacated 4th Avenue a distance of 20.02 feet to the POINT OF BEGINNING; containing 27,145 SF (0.623 Acres), more or less. Also, Parcel 6 - A parcel of land located in the Northeast Quarter (NE 1/4) of Section 9, Township 4 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, Colorado, more particularly described as follows: COMMENCING at the northwest corner of Block 2, Bailey's Addition to Denver; THENCE S00 degrees 26'46"E along the westerly line of said Block 2 a distance of 67.89 feet; THENCE N46 degrees 20'32"W a distance of 212.69 feet; THENCE N89 degrees 36'00"E along the northerly line of West 4th Avenue a distance of 102.75 feet; THENCE N89 degrees 36'58"E along said northerly line of West 4th Avenue a distance of 49.98 feet; THENCE S00 degrees 26'46"E along the prolongation of said westerly line of Block 2 a distance of 80.00 feet to the POINT OF BEGINNING; containing 11,294 SF (0.259 Acres), more or less. Also, Parcel 7 - A parcel of land located in the Northeast Quarter (NE 1/4) of Section 9, Township 4 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, Colorado, more particularly described as follows: COMMENCING at the southwest corner of Block 3, Bailey's Addition to Denver, whence the southeast corner of said Block 3, Bailey's Addition to Denver bears N89 degrees 36'58"E a distance of 266.06 feet; THENCE S89 degrees 36'58"W a distance of 70.00 feet to the POINT OF BEGINNING; THENCE continuing S89 degrees 36'58"W a distance of 8.55 feet; THENCE N00 degrees 25'17"W along the easterly line of Osage Street as described in Ordinance No. 153, Series of 1953 a distance of 500.03 feet; THENCE N89 degrees 36'00"E along the prolongation of the northerly line of said Block 3 a distance of 8.55 feet; THENCE S00 degrees 25'17"E along the westerly line of Osage Street as platted in said Bailey's Addition to Denver a distance of 500.03 feet to the POINT OF BEGINNING; containing 4,275 SF (0.098 Acres), more or less.

24. TECHNICAL SERVICES BUILDING
(FORMERLY KNOWN AS DENVER OFFICE BUILDING, PARCEL NOS. 16-77A-H)

A parcel of land more particularly described as follows:

Lots 1 to 32,
Block 172,
East Denver,
City and County of Denver
State of Colorado

25. 5929 EAST 38TH AVENUE BUILDING

A parcel of land more particularly described as follows:

The South 235.5 feet of the property described as that part of Tracts 8 and D, MILE-HI INDUSTRIAL DISTRICT, more particularly described as follows: Beginning at a point on the South line of said Tract 8 which is 310 feet West of the Southeast corner of said Tract 8; thence North along a line parallel to the East line of said Tracts 8 and D a distance of 331.6 feet more or less to a point on center line of said Tract D; thence West along center line of said Tract D a distance of 80 feet; thence South parallel to the East line of said Tracts 8 and D a distance of 331.5 feet more or less to a point on the South line of said Tract 8; thence East along the South line of said Tract 8 a distance of 80 feet to the Point of beginning; City and County of Denver, State of Colorado.

                                GARFIELD COUNTY

26. RIFLE WAREHOUSE

Parcels of land more particularly described as follows:

SE 1/4 NE 1/4 SW 1/4 OF SECTION 14, AND NE 1/4 SE 1/4 SW 1/4 OF SECTION 14, ALL IN TOWNSHIP 6 SOUTH RANGE 93 WEST OF THE 6TH PM, GARFIELD COUNTY, COLORADO.

Also,

SW 1/4 SE 1/4 SECTION 14 TOWNSHIP 6 SOUTH RANGE 93 WEST OF THE 6TH P.M., GARFIELD COUNTY, COLORADO.

                               JEFFERSON COUNTY

27. NORTH METRO HEADQUARTERS OFFICE BUILDING

A parcel of land more particularly described as follows:

That portion of the East 16 acres of the North 42.5 acres of the North one-half of the Southeast quarter (N 1/2 SE 1/4) of Section 12, Township 3 South, Range 69 West of the 6th principal meridian, described as follows: commencing at a point which lies 30 feet West, and a distance of 701.25 feet South of the Northeast corner of said Southeast quarter (SE 1/4) of Section 12; thence West along the South line of said 16 acres, being also the North line of Landsdale Gardens, as filed in the records of Jefferson County, State of Colorado, a distance of 732.30 feet to a point which lies a distance of 208.75 feet East of the West line of said 16 acres; thence North, parallel with the West line, a distance of 442.5 feet to the true point of beginning; thence continuing North and parallel with said West line, a distance of 238.75 feet to the South line of West 60th Avenue; thence East parallel with the North line of said Southeast quarter (SE 1/4) of Section 12, the distance of 561.70 feet, more or less, to the right-of-way of the Colorado State Highway Department; thence South 0 degrees 22 minutes 30 seconds East, a distance of 138.50 feet; thence South 54 degrees 27 minutes 00 seconds East, a distance of 170.4 feet; thence South 24 degrees 06 minutes 30 seconds East, a distance of 1.29 feet to a point which lies a distance of 258.75 feet South of said North line of said Southeast quarter (SE 1/4) of Section 12; thence West parallel to said North line of the said Southeast quarter (SE 1/4) of section 12, a distance of 701.77 feet, more or less, to the true point of beginning, County of Jefferson, State of Colorado, excepting therefrom the West 208.75 feet and except that portion conveyed to the City of Arvada in deed recorded December 17, 1985 under Reception No. 85122008 and November 13, 1986 at Reception No. 86140506, County of Jefferson, State of Colorado.

28. NORTH METRO SERVICE CENTER
    (FORMERLY ARVADA SERVICE CENTER, PARCEL NO. 30-39)

A parcel of land more particularly described as follows:

That part of Lots 1, 2 and 3 in Landsdale Gardens, lying North of the right-of-way of Denver Northwestern and Pacific Railway, except the West 100 feet of Lot 3, and also, except the North 158 feet of the East 170 feet of the West 270 feet of Lot 3, subject to right-of-way shown on plat of said subdivision, County of Jefferson, State of Colorado.

ALSO KNOWN AS:

That part of Lots 1, 2 and 3 in Landsdale Gardens, lying North of the right-of-way of Denver Northwestern and Pacific Railway, except the West 100 feet of Lot 3, and also, except that portion conveyed in deed recorded March 30, 1959 in Book 1183 at Page 444, County of Jefferson, State of Colorado.

                                  MESA COUNTY

29. MESA COUNTY OPERATIONS CENTER

A tract of land located in the SW1/4 of Section 3, Township 1 South, Range 1 West of the Ute Meridian, more particularly described as follows: Beginning at a point 20 feet South and 30 feet West of the Northeast corner of the SW1/4 of said Section 3; being the intersection of the South line of F1/2 Road with the West line of 25 1/2 Road, thence West along the South line of F 1/2 Road 1108.40 feet; thence South 766.00 feet; thence East 1108.40 feet to the West line of 25 1/2 Road; thence North along said West line 766.00 feet to the point of beginning, EXCEPT a 2.269 acre tract described as beginning at a point 20 feet South and 30 feet West of the Northeast corner of the SW1/4 of said Section 3; being the intersection of the South line of F 1/2 Road with the West line of 25 1/2 Road; thence West along the South line of F 1/2 Road 295.00 feet; thence South 315.00 feet; thence East 295.00 feet to the West line of 25 1/2 Road; thence North along said West line 315.00 feet to the point of beginning. County of Mesa, State of Colorado.

                                 MORGAN COUNTY

30. BRUSH SERVICE CENTER

A parcel of land more particularly described as follows:

A tract of land in the NE 1/4 of Section 34, Township 4 North, Range 56 West of the 6th P.M., Morgan County, Colorado, more particularly described as follows:
That part of the SE 1/4 NE 1/4 of said Section 34 commencing at a point on the Northerly right-of-way line of Interstate Highway No. 76 whence the East 1/4 corner of said Section 34 bears S89 degrees 11'W, 50.85 feet and S0 degrees 04'E, 550.0 feet; thence S50 degrees 58'30"W along said right-of-way line 383.71 feet to the True Point of Beginning; thence continuing along said right-of-way line S50 degrees 58'30"W, 457.19 feet to the east line of a dedicated road; thence N. 0 degrees 04'W, along said line 514.15 feet; thence N89 degrees 11'E
339.65 feet; thence S4 degrees 0'E 231.68 feet to the Point of Beginning, Morgan County, Colorado.

                                 PUEBLO COUNTY

31.     COMANCHE STEAM PLANT:  ADDITIONAL LAND (RAILROAD SPUR TRACT)

Real property consisting of a 150 degrees, more or less, wide strip of land situated in the south half and east half of Section 19, Township 21 South, Range 64 West and in the southeast quarter of Section 24, Township 21 South, Range 65 West of the 6th Principal Meridian, in Pueblo County, Colorado, and being more particularly described as follows (with bearings based on the west section line of Section 20 being S 00 degrees 38' 49" E);

COMMENCING at a concrete monument with 1" rebar found for the northwest corner of said Section 20;

THENCE S 00 degrees 38' 49" E, along the west section line of said Section 20, a distance of 688.50' to the TRUE POINT OF BEGINNING of the herein described tract;

THENCE in a southwesterly direction in a curve to the left, having a radius of 663.17', a central angle of 69 degrees 52' 54", a chord bearing of S 49 degrees 45' 14" W and a chord length of 759.64', an arc distance of 808.85';

THENCE S 17 degrees 36' 20" W, 75' northwesterly of and parallel to the existing railroad tracks, a distance of 3583.33' to a point on a curve;

THENCE in a southwesterly direction in a curve to the right, having a radius of 552.82', a central angle of 50 degrees 13' 04", a chord bearing of S 39 degrees 37' 54" W and a chord length of 469.17', an arc distance of 484.53' to the point of compound curve;

THENCE in a southwesterly direction in a curve to the right having a radius of 350.00', a central angle of 28 degrees 31' 05", a chord bearing of S 78 degrees 59' 59" W and a chord length of 172.41', an arc distance of 174.21' to the point of tangency;

THENCE N 86 degrees 44' 29" W, 100' northerly of and parallel to the existing railroad tracks, a distance of 2006.05' to an angle point;

THENCE N 70 degrees 00' 00" W, 100' northerly of and parallel to the existing railroad tracks, a distance of 173.58' to an angle point;

THENCE N 86 degrees 44' 29" W, 200' northerly of and parallel to the existing railroad tracks, a distance of 169.46' to an angle point;

THENCE S 75 degrees 00' 00" W, a distance of 159.59' to an angle point;

THENCE N 86 degrees 44' 29" W, 100' northerly of and parallel to the existing railroad tracks, a distance of 1030.86' to a point on a curve;

THENCE in a northwesterly direction in a curve to the right, having a radius of 937.00', a central angle of 67 degrees 10' 12", a chord bearing of N 50 degrees 06' 27" W and a chord length of 1036.65', an arc distance of 1098.48';

THENCE N 17 degrees 12' 05" W, 100' northeasterly of and parallel to the existing railroad tracks, a distance of 278.05' to a point on a curve;

THENCE in a northwesterly direction in a curve to the right, having a radius of 1254.32', a central angle of 23 degrees 26' 37", a chord bearing of N 05 degrees 50' 21" W and a chord length of 509.66', an arc distance of 513.23' to an angle point;

THENCE N 84 degrees 07' 03" W, a distance of 49.96' to a point on the easterly right-of-way line (based on a 100' R.O.W.) of an existing railroad;

THENCE S 08 degrees 03' 13" W, along said existing railroad right-of-way, a distance of 473.47' to a point on a curve;

THENCE in a southeasterly direction in a curve to the left, having a radius of 1404.32', a central angle of 03 degrees 44' 07", a chord bearing of S 15 degrees 40' 25" E and a chord length of 91.53', an arc distance of 91.55';

THENCE S 17 degrees 12' 05" E, 50' southwesterly of and parallel to the existing railroad tracks, a distance of 276.73' to a point on a curve;

THENCE in a southeasterly direction in a curve to the left, having a radius of 1087.00', a central angle of 67 degrees 20' 23", a chord bearing of S 50 degrees 14' 27" E and a chord length of 1205.28', an arc distance of 1277.55';

THENCE S 86 degrees 44' 29" E, 50' southwesterly of and parallel to the existing railroad tracks, a distance of 5327.80' to an angle point;

THENCE S 70 degrees 00' 00" E, a distance of 102.41' to a point on the south section line of Section 19;

THENCE S 86 degrees 45' 43" E, along said section line, a distance of 300.00' to the southwest corner of Section 20;

THENCE N 00 degrees 38' 49" W, along the west section line of Section 20, a distance of 184.52' to a point on a curve;

THENCE in a northwesterly direction in a curve to the right, having a radius of 2469.04', a central angle of 04 degrees 27' 24", a chord bearing of N 88 degrees 08' 49" W and a chord length of 192.0', an arc distance of 192.05';

THENCE N 86 degrees 44' 29" W, 100' northerly of and parallel to the existing railroad tracks, a distance of 867.11' to a point on a curve;

THENCE in a northwesterly direction in a curve to the right, having a radius of 350.00', a central angle of 27 degrees 21' 11", a chord bearing of N 73 degrees 03' 54" W and a chord length of 165.51', an arc length of 167.09' to the point of compound curve;

THENCE in a northwesterly direction in a curve to the right, having a radius of 577.34', a central angle of 79 degrees 20' 16", a chord bearing of N 19 degrees 43' 10" W and a chord length of 737.09', an arc length of 799.45';

THENCE N 17 degrees 36' 20" E, 75' southeasterly of and parallel to the existing railroad tracks, a distance of 3241.77' to a point on a curve;

THENCE in a northeasterly direction in a curve to the right, having a radius of 513.17', a central angle of 68 degrees 53' 51", a chord bearing of N 48 degrees 52' 48" E and a chord length of 580.57', an arc distance of 617.08' to a point on the west section line of Section 20;

THENCE N 00 degrees 38' 49" W, along said section line, a distance of 150.64' to the Point of Beginning, and containing 45.91 acres (1,999,804 square feet), more or less, except oil, gas and other minerals.

                                 SUMMIT COUNTY

32. SUMMIT COUNTY OPERATIONS CENTER
    AND DIVISION HEADQUARTERS

A parcel of land more particularly described as follows:

     Beginning at a point S. 33 degrees 41'52" E 1683.12 feet from the NW Corner
Section 12, Township 5 South, Range 78 West, 6th P.M., said point of beginning is also the NW Corner of Brian and Sixth Avenue of the Silverthorne Townsite, thence No. 26 degrees 02'35" W 1169.99 feet, thence N.0 degrees 46' E. 175.05 feet to the SW corner of Silverthorne Subdivision, thence S. 89 degrees 14' E.
560.52 feet along the South side of said subdivision,  thence S.0 degrees 39'40"
E. 505.26 feet, thence N. 89 degrees 16'55" E. 41.33 feet, thence S. 26 degrees 02'35" E. 599.23 feet to point on the north side of Sixth Street of Townsite, thence S. 63 degrees 57'25" W. 400 feet to point of beginning, Summit County, Colorado,

EXCEPT a tract of land located within the NW 1/4 of Section 12, Township 5 South, Range 78 West of the Sixth Principal Meridian, County of Summit, State of Colorado, and being more particularly described as follows:

Beginning at a point which is the Northwest Corner of Brian Avenue and Sixth Street, whence the Northwest Corner of said Section 12, a brass cap, bears N33 degrees 25'24" feet distant; Thence N25 degrees 29'55"W a distance of 358.65 feet; Thence N25 degrees 51'50"W a distance of 810.11 feet; Thence N01 degrees 02'37"E a distance of 66.30 feet; Thence S25 degrees 51'50"E a distance of
869.22 feet; Thence S30 degrees 24'49"E a distance of 350.03 feet; Thence S25 degrees 35'22"E a distance of 10.00 feet; Thence S64 degrees 24'34"W a distance of 60.00 feet to the Point of Beginning, containing 41,557.33 square feet or
0.954 acres, more or less.

                                                                    Exhibit 4(b)

         ------------------------------------------------------------




                             PUBLIC SERVICE COMPANY
                                   OF COLORADO


                                       TO


                FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION,


                                                                    as Trustee


                             ---------------------



                          Supplemental Indenture No. 4

                             Dated as of May 1, 1996


                          Supplemental to the Indenture
                           dated as of October 1, 1993


                             ---------------------


                 Establishing the Securities of Series No. 3,
             designated First Collateral Trust Bonds, Series No. 3





         ------------------------------------------------------------

     SUPPLEMENTAL INDENTURE NO. 4, dated as of May 1, 1996, between PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (hereinafter sometimes called the "Company"), and FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, a national banking association, as successor trustee (hereinafter sometimes called the "Trustee") to Morgan Guaranty Trust Company of New York under the Indenture, dated as of October 1, 1993 (hereinafter called the "Original Indenture"), as previously supplemented and as further supplemented by this Supplemental Indenture No. 4. The Original Indenture and any and all indentures and all other instruments supplemental thereto are hereinafter sometimes collectively called the "Indenture".

                             Recitals of the Company

     The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities.

     The Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule A hereto for the purpose of establishing a series of bonds and appointing the successor Trustee.

     The Company desires to establish a series of Securities to be designated "First Collateral Trust Bonds, Series No. 3", such series of Securities to be hereinafter sometimes called "Series No. 3".

     The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 4 to establish the Securities of Series No. 3 and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 4 a valid agreement of the Company, and to make the Securities of Series No. 3 valid obligations of the Company, have been performed.

                                Granting Clauses

     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 4 WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Indenture and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following:

                              Granting Clause First

     All right, title and interest of the Company, as of the date of the execution and delivery of this Supplemental Indenture No. 4, in and to property (other than Excepted Property), real, personal and mixed and wherever situated, in any case used or to be used in or in connection with the Electric Utility Business (whether or not such use is the sole use of such property), including without limitation (a) all lands and interests in land described or referred to in Schedule B hereto; (b) all other lands, easements, servitudes, licenses, permits, rights of way and other rights and interests in or relating to real property used or to be used in or in connection with the Electric Utility
Business or relating to the occupancy or use of such real property, subject however, to the exceptions and exclusions set forth in clause (a) of Granting Clause First of the Original Indenture;

     (c) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities and other machinery and facilities for the generation of electric energy; (d) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (e) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (f) all buildings, offices, warehouses and other structures used or to be used in or in connection with the Electric Utility Business; (g) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities used or to be used in or in connection with the Electric Utility Business; (h) any or all of the foregoing properties in the process of construction; and (i) all other property, of whatever kind and nature, ancillary to or otherwise used or to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Electric Utility Business;

                             Granting Clause Second

     Subject to the applicable exceptions permitted by Section 810(c), Section 1303 and Section 1305 of the Original Indenture, all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. 4 shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. 4;

                             Granting Clause Fourth

     All other property of whatever kind and nature subjected or required to be subjected to the Lien of the Indenture by any of the provisions thereof;

                                Excepted Property

     Expressly excepting and excluding, however, from the Lien and operation of the Indenture all Excepted Property of the Company, whether now owned or hereafter acquired;

     TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

     SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Original Indenture (including, but not limited to, the Lien of the PSCO 1939 Mortgage), (b) as to property acquired by the Company after the date of the execution and delivery of the Original Indenture, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Class A Mortgage and purchase money Liens), (c) Retained Interests and (d) any other Permitted Liens, it being understood that, with respect to any property which was at the date of execution and delivery of the Original Indenture or thereafter became or hereafter becomes subject to the Lien of any Class A Mortgage, the Lien of the Indenture shall at all times be junior, subject and subordinate to the Lien of such Class A Mortgage;

     IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

     PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Nine of the Original Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 603 of the Original Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights thereby granted shall be and remain in full force and effect; and

      THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:

                                   ARTICLE ONE

                           Securities of Series No. 3

     There are hereby established the Securities of Series No. 3, which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):

     (a) the title of the Securities of such series shall be "First Collateral Trust Bonds, Series No. 3"; provided, however, that, at any time after the PSCO 1939 Mortgage shall have been satisfied and discharged, the Company shall have the right, without any consent or other action by the Holders of such Securities, to change such title in such manner as shall be deemed by the Company to be appropriate to reflect such satisfaction and discharge, such change to be evidenced in an Officer's Certificate;

     (b) there shall be no limit upon the aggregate principal amount of the Securities of Series No. 3 which may be authenticated and delivered under the Indenture. The Securities of Series No. 3 shall be initially authenticated and delivered in the aggregate principal amount of $125,000,000;

     (c) interest on the Securities of Series No. 3 shall be payable to the Persons in whose names such Securities are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit A hereto;

     (d) the principal of the Securities of Series No. 3 shall be payable on June 1, 2006, the Stated Maturity.

     (e) the Securities of Series No. 3 shall bear interest at a rate of 7-1/8% per annum; interest shall accrue on the Securities of Series No. 3 from May 31, 1996, or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be June 1 and December 1 in each year, commencing December 1, 1996, and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be May 15 and November 15 in each year, respectively (whether or not a Business Day);

     (f) the Corporate Trust Office of First Trust of New York, National Association in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 3 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and First Trust of New York, National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, its principal office in Denver, Colorado as any such place or itself as the Security Registrar;

     (g) the Securities of Series No. 3 shall not be redeemable prior to maturity;

      (h)   not applicable;

      (i)   not applicable;

      (j)   not applicable;

      (k)   not applicable;

      (l)   not applicable;

      (m)   not applicable;

      (n)   not applicable;

      (o)   not applicable;

      (p)   not applicable;

     (q) the Securities of Series No. 3 are to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the "Depositary"). Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

          (i) such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

          (ii) such Securities may be exchanged for definitive Securities registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

               (A) The Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities;

               (B) The Company shall have delivered to the Trustee a Company Order to the effect that such Securities shall be so exchangeable on and after a date specified therein; or

               (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture and
               (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

      (r)   not applicable;

     (s) no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 3; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

      (t)   not applicable;

     (u) (i) If the Company shall have caused the Company's indebtedness in respect of any Securities of Series No. 3 to have been satisfied and discharged prior to the Maturity of such Securities, as provided in Section 901 of the Original Indenture, the Company shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 901 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company's indebtedness in respect of such Securities. Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing (X) such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be. The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the "Code") and United States Treasury regulations thereunder.

          (ii) Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

          (iii) Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused Securities of Series No. 3 to be deemed to have been paid for purposes of the Indenture, as provided in Section 901 of the Original Indenture, but shall not have effected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.

     (v) The Securities of Series No. 3 shall be substantially in the form attached hereto as Exhibit A and shall have such further terms as are set forth in such form.

                                   ARTICLE TWO

                            Miscellaneous Provisions

     This  Supplemental  Indenture  No.  4  is  a  supplement  to  the  Original
Indenture.   As  previously   supplemented  and  further  supplemented  by  this
Supplemental Indenture No. 4, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture, all previous supplements thereto and this Supplemental Indenture No. 4 shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 4 to be duly executed as of the day and year first above written.

                                    PUBLIC SERVICE COMPANY OF COLORADO



                                    By:   /s/ R. C. Kelly

                                          R. C. Kelly
                                          Senior Vice President,
                                          Treasurer, and Chief Financial Officer




                                    FIRST TRUST OF NEW YORK, NATIONAL
                                  ASSOCIATION,
                                                            Trustee



                                    By:   /s/ Frank J. Gillhaus, Jr.
                                            Frank J. Gillhaus, Jr.
                                            Vice President

STATE OF COLORADO             )
                              ) ss.:
CITY AND COUNTY OF DENVER     )


     On the 28th day of May, 1996, before me personally came R. C. Kelly to me known, who, being by me duly sworn, did depose and say that he is a Senior Vice President of Public Service Company of Colorado, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                      /s/ Jo Lynn R. Rife
                                    Jo Lynn R. Rife
                                    Notary Public, State of Colorado
                                    Commission Expires April 27, 1998

STATE OF NEW YORK                         )
                                          ) ss.:
CITY AND COUNTY OF NEW YORK               )


     On the 28th day of May, 1996, before me personally came Frank J. Gillhaus, Jr., to me known, who, being by me duly sworn, did depose and say that he is a Vice President of First Trust of New York, National Association, the banking association described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said banking association.


                                       /s/ Christine M. Bastone
                                    Christine M. Bastone
                                    Notary Public, State of New York
                                    Commission Expires August 14, 1997

                                                                       EXHIBIT A
                                FORM OF SECURITY


                  (See legend at the end of this Security for
                 restrictions on transfer and change of form)


                       PUBLIC SERVICE COMPANY OF COLORADO
                    First Collateral Trust Bond, Series No. 3


     Original Interest Accrual Date:       May 31, 1996
                      Interest Rate:       7-1/8%
                    Stated Maturity:       June 1, 2006
             Interest Payment Dates:       June 1 and December 1
               Regular Record Dates:       May 15 and November 15



                   This Security is not a Discount  Security  within the meaning of the within-mentioned Indenture.


                   -----------------------------------------



Principal Amount                                       Registered No.
$                                                      CUSIP


     PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (herein called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to
                                  , or registered assigns, the principal sum of

     Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on December 1, 1996, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor

     Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of First Trust of New York, National Association, in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by an Indenture, dated as of October 1, 1993 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and First Trust of New York, National Association, as successor trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

     If any Interest Payment Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date or Stated Maturity, as the case may be, to such Business Day.

     This Security is not subject to redemption prior to the Stated Maturity hereof.

     If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then
Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company's entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient, to pay when due the principal of and interest on this Security when due.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office of First Trust of New York, National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of First Trust of New York, National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

     As used herein "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are authorized or required by law, regulation or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     As provided in the Indenture, no recourse shall be had for the payment of the principal of or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

     Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its corporate seal to be hereunto affixed and attested.

                                          PUBLIC SERVICE COMPANY OF COLORADO

                                          By:
                                                [Title]




Attest:
      [Title]

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:

   FIRST TRUST OF NEW YORK,            OR          FIRST TRUST OF NEW YORK,
     National Association,                            National Association,
          as Trustee                                       as Trustee


By:                                             By:[                        ],
      Authorized Officer                            as Authenticating Agent


                                                By:
                                                      Authorized Officer

     This Security may not be transferred or exchanged, nor may any purported transfer be registered, except (i) this Security may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for The Depository Trust Company (the "Depositary"), to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and (ii) this Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions if: (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein; or (C)(1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Indenture and
(3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of the Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities. ___________________

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


- --------------------------------------------------------------------------------

    [please insert social security or other identifying number of assignee]


- --------------------------------------------------------------------------------
           [please print or typewrite name and address of assignee]


- --------------------------------------------------------------------------------

the within Security of PUBLIC SERVICE COMPANY OF COLORADO and does hereby irrevocably constitute and appoint __________________________________ ,
Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.



Dated:__________________________



            ------------------------------------------------------

     Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

                                                                      SCHEDULE A

                             SUPPLEMENTAL INDENTURES


     Date of                                                          Principal
  Supplemental                                      Principal           Amount
    Indenture            Series of Bonds          Amount Issued      Outstanding

November 1, 1993           Series No. 1           $134,500,000      $134,500,000

January 1, 1994       Series No. 2 due 2001       $102,667,000      $102,667,000
                               and
                      Series No. 2 due 2024       $110,000,000      $110,000,000

September 2, 1994              None                    None              None
(Appointment of
Successor Trustee)

================================================================================

                                                                    SCHEDULE B

                            DESCRIPTION OF PROPERTY

The following properties are situated in the State of Colorado and the counties thereof:


                                 ADAMS COUNTY


1.    BENNETT ASH DISPOSAL SITE

A parcel of land more particularly described as follows:

THAT PART OF EAST ONE-HALF OF SECTION 25, TOWNSHIP 2 SOUTH, RANGE 64 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF ADAMS, STATE OF COLORADO, DESCRIBED AS:
BEGINNING AT THE EAST ONE-QUARTER CORNER OF SAID SECTION 25; THENCE N88 DEGREES 28'44"W ALONG THE NORTH LINE OF THE SOUTHEAST ONE-QUARTER OF SAID SECTION 25 A DISTANCE OF 30.01 FEET TO A POINT ON THE WEST RIGHT-OF-WAY LINE OF SCHUMAKER ROAD, SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING; THENCE S00 DEGREES 11'50"W ALONG SAID WEST RIGHT-OF- WAY LINE A DISTANCE OF 1,320.69 FEET TO A POINT ON THE SOUTH LINE OF THE NORTHEAST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER OF SAID SECTION 25; THENCE N88 DEGREES 32'55"W ALONG THE SOUTH LINE OF THE NORTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SAID SECTION 25 A DISTANCE OF 1,467.20 FEET TO A POINT; THENCE N00 DEGREES 16'07"E A DISTANCE OF 1,322.44 FEET TO A POINT ON THE SOUTH LINE OF THE NORTHEAST ONE-QUARTER OF SAID SECTION 25; THENCE S88 DEGREES 28'44"E ALONG SAID SOUTH LINE A DISTANCE OF 170.06 FEET TO THE SOUTHWEST CORNER OF THE SOUTHEAST ONE-QUARTER OF THE NORTHEAST ONE-QUARTER OF SAID SECTION 25; THENCE N00 DEGREES 20'15"E ALONG THE WEST LINE OF THE SOUTHEAST ONE-QUARTER OF THE NORTHEAST ONE-QUARTER OF SAID SECTION 25 A DISTANCE OF 1,028.10 FEET TO A POINT; THENCE N56 DEGREES 17'47"E A DISTANCE OF 1,563.01 FEET TO A POINT 30.00 FEET WEST OF THE EAST LINE OF THE NORTHEAST ONE-QUARTER OF SAID SECTION 25, SAID POINT BEING ON THE WEST RIGHT-OF-WAY LINE OF SCHUMAKER ROAD; THENCE S00 DEGREES 20'05"W ALONG SAID WEST RIGHT-OF-WAY LINE A DISTANCE OF 1,929.81 FEET TO THE TRUE POINT OF BEGINNING, COUNTY OF ADAMS, STATE OF COLORADO


2.    FRONT RANGE SUBSTATION

A parcel of land more particularly described as follows:

A PARCEL OF LAND LOCATED IN THE SW 1/4 SECTION 17, TOWNSHIP 3 SOUTH, RANGE 64 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY OF AURORA, ADAMS COUNTY, COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SW CORNER OF SAID SECTION 17;

THENCE N0 DEGREES 33'00"E, ALONG THE WEST SECTION LINE OF SAID SW
1/4 SECTION 17, A DISTANCE OF 1317.50 FEET TO A POINT;

THENCE S87 DEGREES 56'12"E, PARALLEL TO THE SOUTH LINE OF SAID SW 1/4 SECTION 17, A DISTANCE OF 30.01 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF IMBODEN MILE ROAD, ALSO BEING THE TRUE POINT OF BEGINNING;

THENCE, CONTINUING S87 DEGREES 56'12"E, PARALLEL TO THE SOUTH
LINE OF SAID SW 1/4 SECTION 17, A DISTANCE OF 470.14 FEET TO A
POINT;

THENCE, N0 DEGREES 33'00"E, PARALLEL TO THE WEST LINE OF SAID SW
1/4 SECTION 17, A DISTANCE OF 400.14 FEET TO A POINT;

THENCE N87 DEGREES 56'12"W, PARALLEL TO THE SOUTH LINE OF SAID SW 1/4 SECTION 17, A DISTANCE OF 470.16 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF SAID IMBODEN MILE ROAD; THENCE S0 DEGREES 33'00"W, ALONG SAID EAST RIGHT-OF-WAY LINE OF IMBODEN MILE ROAD AND PARALLEL TO THE WEST LINE OF SAID SW 1/4 SECTION 17, A DISTANCE OF 400.14 FEET TO THE POINT OF BEGINNING, except water, oil, gas and other minerals.


3.    PICADILLY SUBSTATION

A parcel of land more particularly described as follows:

      A 3.874 acres tract of land in the Northwest Quarter (1/4) of Section 36 in Township 3 South, Range 66 West of the 6th Principle Meridian, in Adams County, Colorado, said tract being more particularly described as follows (with bearing based on the West section line of Section 36):

      COMMENCING at the Northwest corner of Section 36;

      THENCE S 01 degrees 20'28" E, along the West line of the Northwest Quarter of Section 36, a distance of 1236.27' to a point on the North right-of-way line of the Union Pacific Railroad 400' right-of-way;

      THENCE S 85 degrees 06'32" W, along said railroad right-of-way, a distance of 502.97' to the Southwest corner and TRUE POINT OF BEGINNING of the herein described tract;

      THENCE N 01 degrees 20'28" W, parallel to and 500' West of the West line of the Northwest Quarter of Section 36, a distance of 400.00' to the Northwest corner of the herein described tract;

      THENCE N 88 degrees 39'32" E, a distance of 400.00' to the Northeast corner of the herein described tract;

      THENCE S 01 degrees 20'28" E, a distance of 443.68' to a point in the North right-of-way line of said railroad 400' right-of-way;

      THENCE N 85 degrees 06'32" W, along said railroad right-of-way, a distance of 402.38' to the Point of Beginning, and containing 3.874 acres (168,736 sq.ft.) of land.

4.    TOWER SUBSTATION SITE

A parcel of land more particularly described as follows:

A tract of land situated in the South Half (S1/2) of Section 21, in Township 3 South, Range 66 West, 6th P.M., in the City of Aurora, Adams County, Colorado, and being more particularly described as follows (bearings based on the South line of the Southwest Quarter of Section 21, N 89 degrees 53'12" W):

COMMENCING at the South Quarter corner of Section 21;

THENCE N 00 degrees  01'31" E, along the East line of the  Southwest  Quarter of
Section 21, a distance of 583.35 feet to the TRUE POINT OF BEGINNING of the herein described tract;

THENCE N 89 degrees 57'17" W, a distance of 350.19 feet to the Southwest corner of the herein described tract;

THENCE N 00 degrees 36'42" E, a distance of 687.98 feet to the Northwest corner of the herein described tract;

THENCE S 89 degrees 57'17" E, a distance of 60.00 feet to the most Northerly Northeast corner of the herein described tract;

THENCE S 00 degrees 36'42" E, a distance of 287.98 feet to an interior corner of the herein described tract;

THENCE S 89 degrees 57'17" E, passing the East line of said Southwest Quarter of
Section 21 at a distance of 286.09 feet, a Total distance of 340.00 feet to the most Easterly Northeast corner of the herein described tract;

THENCE S 00 degrees 36'42" W, a distance of 400.00 feet to the Southeast corner of the herein described tract;

THENCE N 89 degrees 57'17" W, a distance of 49.81 feet to the True Point of Beginning;

CONTAINING 4.070 acres (177,271 sq.ft.) of land, except oil, gas and other minerals.


                                ALAMOSA COUNTY

5.    ALAMOSA SERVICE STATION:  ADDITIONAL LAND

A parcel of land situated in the northeast quarter of Section 9, Township 37 North, Range 10 East, N.M.P.M., County of Alamosa, State of Colorado, described as follows:

Beginning at a point in the north/south center line of said Section, distant South 0 degrees 37' East, along said center line, 1099.84 feet from the North 1/4 corner thereof; thence South 61 degrees 52' 30" East, along a line parallel with and distant southwesterly 240 feet, measured at right angles from the center line of main track of the Creede Branch, 753.26 feet; thence North 28 degrees 07' 30" East, 140.00 feet to a line parallel with and distant southwesterly 100 feet from said center line of main track; thence North 61 degrees 52' 30" West, along last said parallel line, to the north/south center line of said Section; thence southerly, along last said center line, 159.75 feet to the point of beginning, except oil, gas and other minerals.

                                BOULDER COUNTY


6.    BAILEY METER STATION:  ADDITIONAL LAND
      (CDOT TRACT NO. 19B)

      A tract or parcel of land No. 19B of the Colorado Department of Transportation, Project No. FCU(CX)CXCY 287-3(37) containing 0.0034 acres (150 square feet), more or less, in the S.W.1/4 of Section 14, Township 1 South, Range 69 West, of the Sixth Principal Meridian, in Boulder County, Colorado, said tract or parcel of land being more particularly described as follows;

      The Westerly 6.00 feet of Lot 24 Block 1 in the Townsite of Clarkston, according to the plat thereof, which is recorded in Book 2 at Page 119 of the Boulder County Colorado Records, more particularly described as follows;

Commencing at the S.W. corner of the said S.W.1/4; thence S89 degrees 32'13"E and along the Southerly line of the said S.W.1/4, a distance of 390.00 feet to the extended Westerly line of said Block 1; thence N00 degrees 05'24"W and along the said extended Westerly line a distance of 30.00 feet to the S.W. corner of said Lot 24 and the True Point of Beginning;

     1. Thence N00 degrees 05'24"W and along the Westerly line of the said Lot 24, a distance of 25.00 feet to the N.W. corner of said Lot 24;

     2. Thence S89 degrees 32'13"E and along the Northerly line of said Lot 24, a distance of 6.00 feet;

     3. Thence S00 degrees 05'24"E, a distance of 25.00 feet to the Southerly line of said Lot 24;

     4. Thence N89 degrees 32'13"W and along the said Southerly line of Lot 24, a distance of 6.00 feet to the True Point of Beginning.

      The above described parcel contains 0.0034 acres (150 square feet) more or less.


7.    BAILEY METER STATION:  ADDITIONAL LAND
      (CDOT TRACT NO. 35R)

      A tract or parcel of land No. 35R of the Colorado Department of Transportation, Project No. FCU- NH(CX)-CX-CY 287-3(37) containing 0.0172 acres (750 square feet) more or less, in the S.W.1/4 of Section 14, Township 1 South, Range 69 West of the 6th Principal Meridian, in Boulder County, Colorado, said tract or parcel of land being more particularly described as follows:

      One half of vacated Grace St. adjoining Lot 24 Block 1 in the Townsite of Clarkston, according to the plat thereof, which is recorded in Book 2 at Page 119 of the Boulder County, Colorado Records, more particularly described as follows:

      Commencing at the S.W. corner of the said S.W.1/4; thence S89 degrees 32'13"E and along the Southerly line of the said S.W.1/4, a distance of 360.00 feet to the extended centerline of said Grace St.; thence N00 degrees 03'24"W and along the said extended centerline a distance of 30.00 feet to the extended Southerly line of said Block 1 and the True Point of Beginning;

     1. Thence continuing along the aforementioned course N00 degrees 05'24"W, a distance of 25.00 feet to the extended Northerly line of said Lot 24;

     2. Thence S89 degrees 32'13"E and along the said extended Northerly line, a distance of 30.00 feet to the N.W. corner of said Lot 24;

     3. Thence S00 degrees 05'24"E and along the Westerly line of said Lot 24, a distance of 25.00 feet to the Southwest corner of said Lot 24;

     4. Thence N89 degrees 32'13"W and along the extended Southerly line of said Lot 24, a distance of 30.00 feet to the True Point of Beginning.

      The above described parcel contains 0.0172 acres (750 square feet) more or less.

8.    BOULDER JUNCTION VALVE SETTING:  ADDITIONAL LAND

A tract of Land located in the Southeast one-quarter of Section 32, Township 1 North, Range 69 West of the Sixth Principal Meridian, Boulder County, Colorado, being described as follows:

Commencing at the Southeast corner of Section 32, Township 1 North, Range 69 West, thence N00 degrees 05'14"E along the east line of the Southeast one-quarter of said Section 32, a distance of 390.00 feet to the Southeast corner of a tract of land described in the deed recorded in Film 531 under Reception Number 780632 of the Boulder County Real Estate Records; thence N89 degrees 54'46"W and along the south line of said tract, a distance of 61.10 feet to the point of beginning on the west line of Colorado State Highway number 42; thence S00 degrees 05'14"W and along said west line a distance of 25.00 feet; thence N89 degrees 54'46"W and parallel with the south line of said tract, a distance of 113.90 feet; thence N00 degrees 05'14"E and parallel with the west line of said tract, a distance of 100.00 feet; thence S89 degrees 54'46"E and parallel with the north line of said tract, a distance of 113.90 feet, to the west line of Colorado State Highway Number 42; thence S00 degrees 56'14"W and along said line a distance of 75.00 feet, to the point of beginning.

                              CLEAR CREEK COUNTY

9.    FRONT RANGE WEST OPERATIONS CENTER

A parcel of land more particularly described as follows:

Portions of DUMONT Townsite and BONANZA MILL SITE, U.S. Survey No. 1230 B, lying North of old U.S. Highway 6 and 40 and South of an existing gravel road, 1. Beginning at a point on the Northerly Right- of-Way line of old U.S. Highway 6 and 40, from which point the Northwest corner of Section 30, Township 3 South, Range 73 West of the 6th P.M. bears N.60 degrees 18'33"W. 952.98 feet; thence
S.88 degrees 19'42"E. along said Right-of-Way, 239.16 feet; thence S.88 degrees 00'47" E., along said Right-of-Way, 406.08 feet; thence S.86 degrees 19'36"E.
489.16 feet along said Right-of-Way; thence N.10 degrees 52'27"E. 137.66 feet to a point on the South line of an existing gravel road; thence meandering Westerly along said South road-line to a point of beginning (the chord bearing and distance of this last course being S.85 degrees 54'52"W. 1161.98 feet), Clear Creek County, Colorado.

10.   GEORGETOWN HYDRO POWER PLANT:  ADDITIONAL LAND
      (SCANLAN TRACT)

A PORTION OF A TRACT OF LAND KNOWN AS THE P. SCANLAN TRACT, SOUTHERLY OF LOT 12, BLOCK 36, TOWN OF GEORGETOWN, LOCATED IN THE NORTH 1/2 OF SECTION 17, TOWNSHIP 4 SOUTH, RANGE 74 WEST OF THE 6TH P.M., COUNTY OF CLEAR CREEK, STATE OF COLORADO, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWESTERLY CORNER OF SAID LOT 12; THENCE S 36 DEGREES 41'03" W ALONG THE WESTERLY LINE OF SAID LOT 12, A DISTANCE OF 59.00 FEET TO THE NORTHWEST CORNER OF SAID P. SCANLAN TRACT, THE POINT OF BEGINNING; THENCE S 2 DEGREES 43'00"E, A DISTANCE OF 18.34 FEET TO A POINT ON THE SOUTHERLY LINE OF SAID P. SCANLAN TRACT; THENCE N 89 DEGREES 08'57"W ALONG SAID SOUTHERLY LINE, A DISTANCE OF 14.36 FEET TO THE SOUTHWEST CORNER OF SAID P. SCANLAN TRACT; THENCE N 36 DEGREES 41'03" E ALONG THE NORTHWESTERLY LINE OF SAID P. SCANLAN TRACT, A DISTANCE OF 22.57 FEET TO THE POINT OF BEGINNING; SAID DESCRIBED TRACT CONTAINING 131 SQUARE FEET (0.003 ACRE), MORE OR LESS.

                                 DENVER COUNTY

11.   LIPAN SERVICE CENTER:  ADDITIONAL LAND
      (BOYD TRACT)

Parcels of land more particularly described as follows:

Parcel 1 - Lots 1 thru 6, Block 3, Bailey's Addition to Denver, City and County of Denver, State of Colorado.
Also,
Parcel 2 - Lots 7 to 25 inclusive, Block 3, Bailey's Addition to Denver, City and County of Denver, State of Colorado.
Also,
Parcel 3 - Lots 26 to 38, Block 3, Bailey's Addition to Denver, City and County of Denver, State of Colorado.
Also,
Parcel 4 - Those portions of Lots 39 and 40, in Block 3, Bailey's Addition to Denver, described as follows: Beginning at a point on the North line of Lot 40 from whence the Northeast corner of said lot bears East along said North line a distance of 79.36 feet; thence West along said North line of Lot 40 45.64 feet to the Northwest corner of said Lot 40, thence South 50 feet to the Southwest corner of Lot 39, thence East along the South line of Lot 39 102.23 feet to a point; thence Northwesterly to the point of beginning, City and County of Denver, State of Colorado.

12.   LIPAN SERVICE CENTER:  ADDITIONAL LAND
      (MACK TRACT)

A parcel of land more particularly described as follows:

A tract of land situate in the NW 1/4 of the NE 1/4 of Section 9, Township 4 South, Range 68 West of the 6th P.M., in the City and County of Denver, State of Colorado, described as follows:

Beginning at a point 80.0 feet North of the Northeast corner of Block 3, Bailey's Addition to Denver, being the Southeasterly corner of the "Crane Tract" as recorded in Book 8459 at Page 276; thence North 89 degrees 57'00" West (assuming for the purpose of this description that the East line of said Crane Tract has a bearing of due North and South along the North line of West 4th Avenue, a distance of 130.02 feet to the true point of beginning of the tract or parcel herein described); thence North 89 degrees 57'00" West a distance of
130.50 feet to a point situate 32.00 feet Southeasterly from as measured on a normal to the centerline of the existing Wye Track of the Denver and Rio Grande Western Railroad Company; thence North 41 degrees 58'27" East a distance of
112.19 feet to a point situate 32.12 feet Southeasterly from as measured on a normal to the centerline of said Wye Tract; thence North 50 degrees 41'06" East a distance of 110.00 feet to a point situate 31.22 feet Southeasterly from as measured on a normal to the centerline of said Wye Tract; thence North 61 degrees 27'24" East to a distance of 114.28 feet, more or less, to a point in the East line of said Crane Tract said point situate 34.46 feet South of the intersection of the centerline of said Wye Tract with the Easterly boundary of said Crane Tract as measured along the Easterly boundary of said Crane Tract; thence South along the East line of said Crane Tract a distance of 64.43 feet to a point; thence Southwesterly on a curve to the right with a radius of 182.19 feet for an arc distance of 27.32 feet to a point at the end of curve, the long chord of which curve bears South 46 degrees 23'20" West a distance of 27.29 feet; thence South 50 degrees 41'06" West a distance of 44.23 feet to a point; thence South 39 degrees 18'54" East a distance of 1.75 feet to a point; thence South 50 degrees 41'06" West a distance of 46.05 feet to a point on curve; thence Southwesterly on a curve to the left with a radius of 204.22 feet, for an arc distance of 78.47 feet, more or less, to the true point of beginning, the long chord of which curve bears South 32 degrees 10'19" West a distance of 77.98 feet, City and County of Denver, State of Colorado.

13.   LIPAN SERVICE CENTER:  ADDITIONAL LAND
      (RIO GRANDE LAND COMPANY TRACT)

Parcels of land more particularly described as follows:

Parcel 1 - A parcel of land located in the Northeast Quarter (NE 1/4) of Section 9, Township 4 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, Colorado, more particularly described as follows: COMMENCING at the northwest corner of the East Half of the Northeast Quarter of Section 9, Township 4 South, Range 68 West of the 6th Principal Meridian; THENCE S00 degrees 25'44"E along the easterly line of the West Half of the Northeast Quarter of said Section 9 a distance of 1695.13 feet; THENCE N89 degrees 38'44"E along the northerly line of Third Avenue a distance of 169.82 feet to the POINT OF BEGINNING; THENCE N00 degrees 21'16"W a distance of 136.07 feet; THENCE along the arc of a curve to the left having a central angle of 26 degrees 36'29", a radius of 174.20 feet, a chord bearing N13 degrees 39'30"W a distance of 80.17 feet, and an arc distance of 80.90 feet; THENCE S26 degrees 57'45"E a distance of 79.15 feet; THENCE S00 degrees 21'16"E a distance of 143.33 feet; THENCE S89 degrees 38'44"W a distance of 17.00 feet to the POINT OF BEGINNING; containing 2,855 SF (0.066 Acres), more or less.
Also,

Parcel 3 - A parcel of land located in the Northeast Quarter (NE 1/4) of Section 9, Township 4 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, Colorado, more particularly described as follows: COMMENCING at the northeast corner of Block 1, Bailey's Addition to Denver; THENCE N00 degrees 25'56"W along the prolongation of the easterly line of said Block 1, Bailey's Addition to Denver a distance of 40.00 feet; THENCE S89 degrees 36'58"W along the centerline of vacated West 4th Avenue a distance of 256.35 feet; THENCE N00 degrees 26'46"W along a line parallel with the westerly line of Block 2, Bailey's Addition to Denver a distance of 40.00 feet to the POINT OF BEGINNING; THENCE N00 degrees 26'46"W continuing along said line parallel with the westerly line of Block 2, Bailey's Addition to Denver a distance of 174.88 feet; THENCE S53 degrees 11'52"E a distance of 138.24 feet; THENCE S44 degrees 24'03"E a distance of 126.99 feet; THENCE S89 degrees 36'58"W along the northerly line of said vacated 4th Avenue a distance of 198.18 feet to the POINT OF BEGINNING; containing 18,671 SF (0.429 Acres), more or less. Also, Parcel 4 - A parcel of land located in the Northeast Quarter (NE 1/4) of Section 9, Township 4 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, Colorado, more particularly described as follows: COMMENCING at the northeast corner of Block 1, Bailey's Addition to Denver; THENCE N00 degrees 25'56"W along the prolongation of the easterly line of said Block 1, Bailey's Addition to Denver a distance of 40.00 feet to the POINT OF BEGINNING; THENCE S89 degrees 36'58"W along the centerline of vacated 4th Avenue a distance of
256.35 feet; THENCE N00 degrees 26'46"W a distance of 40.00 feet; THENCE N89 degrees 36'58"E along the northerly line of said vacated 4th Avenue a distance of 198.18 feet; THENCE S44 degrees 24'03"E a distance of 26.42 feet; THENCE N89 degrees 36'58"E along a line 21.00 feet northerly of and parallel with the centerline of said vacated 4th Avenue a distance of 15.71 feet; THENCE S49 degrees 22'02"E a distance of 32.00 feet to the POINT OF BEGINNING; containing 9,070 SF (0.208 Acres), more or less. Also, Parcel 5 - A parcel of land located in the Northeast Quarter (NE 1/4) of Section 9, Township 4 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, Colorado, more particularly described as follows: COMMENCING at the northeast corner of Block 3, Bailey's Addition to Denver; THENCE N00 degrees 26'46"W along the prolongation of the easterly line of said Block 3, Bailey's Addition to Denver a distance of 80.00 feet to the POINT OF BEGINNING; THENCE S89 degrees 36'00"W along the northerly line of West 4th Avenue non-tangent with the following described curve a distance of 130.02 feet; THENCE the following five (5) courses along the southeasterly deed line of a parcel recorded as a Special Warranty Deed No. 584, dated 3-23-64 in the Rio Grande Railroad records. 1) along the arc of a curve to the right having a central angle of 22 degrees 00'47", a radius of
204.23 feet, a chord bearing N31 degrees 43'11"E a distance of 77.98 feet, and an arc distance of 78.46 feet; 2) THENCE N50 degrees 14'58"E non-tangent with the last described curve a distance of 46.05 feet; 3) THENCE N39 degrees 46'02"W a distance of 1.75 feet; 4) THENCE N50 degrees 13'58"E non-tangent with the following described curve a distance of 44.23 feet; 5) THENCE along the arc of a curve to the left having a central angle of 8 degrees 35'30", a radius of 182.20 feet, a chord bearing N45 degrees 56'14"E a distance of 27.30 feet, and an arc distance of 27.32 feet; THENCE N00 degrees 26'46"W along said prolongation of the easterly line of Block 3, Bailey's Addition to Denver non-tangent with the last and following described curves a distance of 78.59 feet; THENCE along the arc of a curve to the right having a central angle of 8 degrees 22'19", a radius of 502.67 feet, a chord bearing N72 degrees 05'12"E a distance of 73.38 feet, and an arc distance of 73.45 feet; THENCE S00 degrees 26'46"E along a line 70.00 feet easterly of and parallel with said easterly line of Block 3, Bailey's Addition to Denver non-tangent with the last described curve a distance of
244.19 feet; THENCE S89 degrees 36'58"W along the northerly line of vacated West 4th Avenue a distance of 49.98 feet; THENCE S89 degrees 36'00"W continuing along said northerly line of vacated 4th Avenue a distance of 20.02 feet to the POINT OF BEGINNING; containing 27,145 SF (0.623 Acres), more or less.

Also,
Parcel 6 - A parcel of land located in the Northeast Quarter (NE 1/4) of Section 9, Township 4 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, Colorado, more particularly described as follows: COMMENCING at the northwest corner of Block 2, Bailey's Addition to Denver; THENCE S00 degrees 26'46"E along the westerly line of said Block 2 a distance of 67.89 feet; THENCE N46 degrees 20'32"W a distance of 212.69 feet; THENCE N89 degrees 36'00"E along the northerly line of West 4th Avenue a distance of 102.75 feet; THENCE N89 degrees 36'58"E along said northerly line of West 4th Avenue a distance of 49.98 feet; THENCE S00 degrees 26'46"E along the prolongation of said westerly line of Block 2 a distance of 80.00 feet to the POINT OF BEGINNING; containing 11,294 SF (0.259 Acres), more or less. Also, Parcel 7 - A parcel of land located in the Northeast Quarter (NE 1/4) of Section 9, Township 4 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, Colorado, more particularly described as follows: COMMENCING at the southwest corner of Block 3, Bailey's Addition to Denver, whence the southeast corner of said Block 3, Bailey's Addition to Denver bears N89 degrees 36'58"E a distance of 266.06 feet; THENCE S89 degrees 36'58"W a distance of 70.00 feet to the POINT OF BEGINNING; THENCE continuing S89 degrees 36'58"W a distance of 8.55 feet; THENCE N00 degrees 25'17"W along the easterly line of Osage Street as described in Ordinance No. 153, Series of 1953 a distance of 500.03 feet; THENCE N89 degrees 36'00"E along the prolongation of the northerly line of said Block 3 a distance of 8.55 feet; THENCE S00 degrees 25'17"E along the westerly line of Osage Street as platted in said Bailey's Addition to Denver a distance of 500.03 feet to the POINT OF BEGINNING; containing 4,275 SF (0.098 Acres), more or less.

14.   NEW BARKER SUBSTATION:  ADDITIONAL LAND
      (MCCUSKER/ABELL TRACT)

A parcel of land more particularly described as follows:

The rear or Southeasterly 9 feet of Lots 13, 14 and 15, Block 37, East Denver, Except that portion of Lot 15 conveyed to the City and County of Denver, a municipal corporation in Deed recorded December 14, 1994 as Reception No.
9400185510; Together with the Northwesterly one-half of the vacated alley adjacent to Lots 13, 14 and portion of Lot 15 described above, as vacated by Ordinance 47, Series of 1993, recorded February 4, 1993 as Reception No. 93-0014620, Block 37, East Denver, City and County of Denver, State of Colorado

15.   NEW DAKOTA SUBSTATION

A parcel of land more particularly described as follows:

Lots 14 through 22, inclusive, Lots 28 through 35, inclusive, and that part of Lots 23 and 27 lying North and East of a line running from the Northwest corner of Lot 23 to the Southeast corner of Lot 27, Block 41, BYER'S SUBDIVISION, City and County of Denver, State of Colorado, being more particularly described as follows:

Beginning at the Northwest corner of said Lot 23; thence S 89 degrees 59'04" E along the North line of said Lots 14-23 a distance of 250.11 feet to the Northeast corner of said Lot 14; thence S 00 degrees 00'50" W along the East line of said Lots 14 and 35 a distance of 256.01 feet to the Southeast corner of said Lot 35; thence N 89 degrees 58'54" W along the South line of said Lots 28-35 a distance of 200.08 feet to the

Southwest  corner of said Lot 28;  thence N 11 degrees  02'31" W a  distance  of
260.85 feet to the Point of Beginning.

16.   TECHNICAL SERVICES BUILDING
      (FORMERLY KNOWN AS DENVER OFFICE BUILDING, PARCEL NOS. 16-77A-H)

A parcel of land more particularly described as follows:

Lots 1 to 32,
Block 172,
East Denver,
City and County of Denver
State of Colorado

17.   5929 EAST 38TH AVENUE BUILDING

A parcel of land more particularly described as follows:

The South 235.5 feet of the property described as that part of Tracts 8 and D, MILE-HI INDUSTRIAL DISTRICT, more particularly described as follows: Beginning at a point on the South line of said Tract 8 which is 310 feet West of the Southeast corner of said Tract 8; thence North along a line parallel to the East line of said Tracts 8 and D a distance of 331.6 feet more or less to a point on center line of said Tract D; thence West along center line of said Tract D a distance of 80 feet; thence South parallel to the East line of said Tracts 8 and D a distance of 331.5 feet more or less to a point on the South line of said Tract 8; thence East along the South line of said Tract 8 a distance of 80 feet to the Point of beginning; City and County of Denver, State of Colorado.

                                GARFIELD COUNTY

18.   (CUEA) RIFLE SUBSTATION:  ADDITIONAL LAND (LRI TRACT)

A parcel of land more particularly described as follows:

TOWNSHIP 6 SOUTH, RANGE 93 WEST
SECTION 14: SE 1/4 SE 1/4 SW 1/4
GARFIELD COUNTY, COLORADO

19.   RIFLE WAREHOUSE

Parcels of land more particularly described as follows:

SE 1/4 NE 1/4 SW 1/4 OF SECTION 14, AND NE 1/4 SE 1/4 SW 1/4 OF SECTION 14, ALL IN TOWNSHIP 6 SOUTH RANGE 93 WEST OF THE 6TH PM, GARFIELD COUNTY, COLORADO.


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Also,

SW 1/4 SE 1/4 SECTION 14 TOWNSHIP 6 SOUTH RANGE 93 WEST OF THE 6TH P.M., GARFIELD COUNTY, COLORADO.

                               JEFFERSON COUNTY

20.   NORTH METRO HEADQUARTERS OFFICE BUILDING

A parcel of land more particularly described as follows:

That portion of the East 16 acres of the North 42.5 acres of the North one-half of the Southeast quarter (N 1/2 SE 1/4) of Section 12, Township 3 South, Range 69 West of the 6th principal meridian, described as follows: commencing at a point which lies 30 feet West, and a distance of 701.25 feet South of the Northeast corner of said Southeast quarter (SE 1/4) of Section 12; thence West along the South line of said 16 acres, being also the North line of Landsdale Gardens, as filed in the records of Jefferson County, State of Colorado, a distance of 732.30 feet to a point which lies a distance of 208.75 feet East of the West line of said 16 acres; thence North, parallel with the West line, a distance of 442.5 feet to the true point of beginning; thence continuing North and parallel with said West line, a distance of 238.75 feet to the South line of West 60th Avenue; thence East parallel with the North line of said Southeast quarter (SE 1/4) of Section 12, the distance of 561.70 feet, more or less, to the right-of-way of the Colorado State Highway Department; thence South 0 degrees 22 minutes 30 seconds East, a distance of 138.50 feet; thence South 54 degrees 27 minutes 00 seconds East, a distance of 170.4 feet; thence South 24 degrees 06 minutes 30 seconds East, a distance of 1.29 feet to a point which lies a distance of 258.75 feet South of said North line of said Southeast quarter (SE 1/4) of Section 12; thence West parallel to said North line of the said Southeast quarter (SE 1/4) of section 12, a distance of 701.77 feet, more or less, to the true point of beginning, County of Jefferson, State of Colorado, excepting therefrom the West 208.75 feet and except that portion conveyed to the City of Arvada in deed recorded December 17, 1985 under Reception No. 85122008 and November 13, 1986 at Reception No.
86140506, County of Jefferson, State of Colorado.

21.   NORTH METRO SERVICE CENTER
      (FORMERLY ARVADA SERVICE CENTER, PARCEL NO. 30-39)

A parcel of land more particularly described as follows:

That part of Lots 1, 2 and 3 in Landsdale Gardens, lying North of the right-of-way of Denver Northwestern and Pacific Railway, except the West 100 feet of Lot 3, and also, except the North 158 feet of the East 170 feet of the West 270 feet of Lot 3, subject to right-of-way shown on plat of said subdivision, County of Jefferson, State of Colorado.

ALSO KNOWN AS:

That part of Lots 1, 2 and 3 in Landsdale Gardens, lying North of the right-of-way of Denver Northwestern and Pacific Railway, except the West 100 feet of Lot 3, and also, except that portion conveyed in deed recorded March 30, 1959 in Book 1183 at Page 444, County of Jefferson, State of Colorado.



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                                LARIMER COUNTY

22.   FOSSIL CREEK METER STATION

A parcel of land more particularly described as follows:

A parcel of land located in the Southeast 1/4 of Section 14, Township 6 North, Range 69 West of the 6th P.M., City of Fort Collins, County of Larimer, State of Colorado, being more particularly described as follows:

Commencing at the Southeast corner of said Section 14, thence S 89 degrees 29' 06" W along the Southerly line of the Southeast 1/4 of said Section 14, a distance of 550.00 feet; thence N 00 degrees 30' 54" W a distance of 50.00 feet to the Point of Beginning; thence S 89 degrees 20' 06" W along a line parallel with and 50.00 feet Northerly of the Southerly line of the Southeast 1/4 of said
Section 14 a distance of 55.00 feet; thence N 00 degrees 30' 54" W a distance of
75.00 feet; thence N 89 degrees 29' 06" E a distance of 55.00 feet; thence S 00 degrees 30' 54" E a distance of 75.00 feet to the Point of Beginning.

                                  MESA COUNTY

23.   CAMEO STEAM PLANT:  ADDITIONAL LAND
      (ASH DISPOSAL SITE)

A parcel of land in the SE 1/4 of Section 28 and the NE 1/4 of Section 33, Township 10 South, Range 98 West of the 6th Principal Meridian, being more particularly described as follows:

Commencing at the Southeast corner of said Section 28, the point of beginning, whence the East one quarter corner of said Section 28 bears North 3 degrees 20'00" West, 2640.87 feet; thence South 0 degrees 12'52" East, 660.00 feet along the East line of the NE 1/4 of Section 33; thence South 89 degrees 55'22" West, 2649.20 feet; to the West line of the NE 1/4 of Section 33; thence North 0 degrees 01'59" West 660.00 feet to the North quarter corner of said Section 33; thence North 03 degrees 34'47" West, 500.13 feet along the West line of the SE 1/4 of Section 28; thence North 89 degrees 55'22" East, 2649.27 feet to the East line of the SE 1/4 of Section 28; thence South 03 degrees 20'00" East 500 feet to the point of beginning, Mesa County, Colorado.

Containing 70.47 acres.




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24.   DEBEQUE SUBSTATION

A parcel of land located in the SE1/4 NW1/4 Section 27, Township 8 South, Range 97 West of the 6th Principal Meridian, Town of Debeque, Mesa County, Colorado, more particularly described as follows:

Beginning at the southeast corner of an existing Public Service Company of Colorado (PSCo) substation property, as recorded with the Mesa County Clerk and Recorder in Book 1893, Page 200, Reception No. 1599266, whence the S1/4 Corner of said Section 27 bears S7 degrees 18'12" E a distance of 3435.96 feet, also whence the C1/4 Corner of said Section 27 bears S35 degrees 57'42"E a distance of 948.05 feet;

Thence North along the east line of said PSCo property, a distance of 150.00 feet to the northeast corner of said property;

Thence continuing North, a distance of 50.00 feet to a point;

Thence S74 degrees 14'00"W a distance of 45.36 feet to a point;

Thence S39 degrees 02'17"W a distance of 83.49 feet to the northwest corner of said property;

Thence South a distance of 150.00 feet to the southwest corner of said property, also being a point on the north line of the Southern Pacific RR (formerly D&RG
RR) property;

Thence N74 degrees 14'00'E along said south line of PSCo property, also being the north line of said Southern Pacific RR, a distance of 100.00 feet to the Point of Beginning;

Containing:  17933 Sq. Ft. or 0.412 Acres, More or Less

25.   MESA COUNTY OPERATIONS CENTER

A tract of land located in the SW1/4 of Section 3, Township 1 South, Range 1 West of the Ute Meridian, more particularly described as follows: Beginning at a point 20 feet South and 30 feet West of the Northeast corner of the SW1/4 of said Section 3; being the intersection of the South line of F1/2 Road with the West line of 25 1/2 Road, thence West along the South line of F 1/2 Road 1108.40 feet; thence South 766.00 feet; thence East 1108.40 feet to the West line of 25 1/2 Road; thence North along said West line 766.00 feet to the point of beginning, EXCEPT a 2.269 acre tract described as beginning at a point 20 feet South and 30 feet West of the Northeast corner of the SW1/4 of said Section 3; being the intersection of the South line of F 1/2 Road with the West line of 25 1/2 Road; thence West along the South line of F 1/2 Road 295.00 feet; thence South 315.00 feet; thence East 295.00 feet to the West line of 25 1/2 Road; thence North along said West line 315.00 feet to the point of beginning. County of Mesa, State of Colorado.




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                                 MORGAN COUNTY

26.   BRUSH SERVICE CENTER

A parcel of land more particularly described as follows:

A tract of land in the NE 1/4 of Section 34, Township 4 North, Range 56 West of the 6th P.M., Morgan County, Colorado, more particularly described as follows:
That part of the SE 1/4 NE 1/4 of said Section 34 commencing at a point on the Northerly right-of-way line of Interstate Highway No. 76 whence the East 1/4 corner of said Section 34 bears S89 degrees 11'W, 50.85 feet and S0 degrees 04'E, 550.0 feet; thence S50 degrees 58'30"W along said right-of-way line 383.71 feet to the True Point of Beginning; thence continuing along said right-of-way line S50 degrees 58'30"W, 457.19 feet to the east line of a dedicated road; thence N. 0 degrees 04'W, along said line 514.15 feet; thence N89 degrees 11'E
339.65 feet; thence S4 degrees 0'E 231.68 feet to the Point of Beginning, Morgan County, Colorado.

27.   PAWNEE STEAM PLANT:  ADDITIONAL LAND
      (SCHOCKE TRACT)

A parcel of land in the E1/2SE1/4 of Section 17, Township 3 North, Range 56 West of the 6th P.M., more particularly described as follows: Beginning at the SE corner of the SE1/4 of Section 17, Township 3 North, Range 56 West, thence North 990 feet to the point of beginning, thence West 1320 feet, thence North 330 feet, thence East 1320 feet, thence South 330 feet to the point of beginning, Morgan County, Colorado, except oil, gas and other minerals.

                                 PUEBLO COUNTY

28.   COMANCHE STEAM PLANT:  ADDITIONAL LAND (RAILROAD SPUR TRACT)

Real property consisting of a 150 degrees, more or less, wide strip of land situated in the south half and east half of Section 19, Township 21 South, Range 64 West and in the southeast quarter of Section 24, Township 21 South, Range 65 West of the 6th Principal Meridian, in Pueblo County, Colorado, and being more particularly described as follows (with bearings based on the west section line of Section 20 being S 00 degrees 38' 49" E);

COMMENCING at a concrete monument with 1" rebar found for the northwest corner of said Section 20;

THENCE S 00 degrees 38' 49" E, along the west section line of said Section 20, a distance of 688.50' to the TRUE POINT OF BEGINNING of the herein described tract;

THENCE in a southwesterly direction in a curve to the left, having a radius of 663.17', a central angle of 69 degrees 52' 54", a chord bearing of S 49 degrees 45' 14" W and a chord length of 759.64', an arc distance of 808.85';

THENCE S 17 degrees 36' 20" W, 75' northwesterly of and parallel to the existing railroad tracks, a distance of 3583.33' to a point on a curve;



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THENCE in a southwesterly  direction in a curve to the right, having a radius of
552.82', a central angle of 50 degrees 13' 04", a chord bearing of S 39 degrees 37' 54" W and a chord length of 469.17', an arc distance of 484.53' to the point of compound curve;

THENCE in a southwesterly direction in a curve to the right having a radius of 350.00', a central angle of 28 degrees 31' 05", a chord bearing of S 78 degrees 59' 59" W and a chord length of 172.41', an arc distance of 174.21' to the point of tangency;

THENCE N 86 degrees 44' 29" W, 100' northerly of and parallel to the existing railroad tracks, a distance of 2006.05' to an angle point;

THENCE N 70 degrees 00' 00" W, 100' northerly of and parallel to the existing railroad tracks, a distance of 173.58' to an angle point;

THENCE N 86 degrees 44' 29" W, 200' northerly of and parallel to the existing railroad tracks, a distance of 169.46' to an angle point;

THENCE S 75 degrees 00' 00" W, a distance of 159.59' to an angle point;

THENCE N 86 degrees 44' 29" W, 100' northerly of and parallel to the existing railroad tracks, a distance of 1030.86' to a point on a curve;

THENCE in a northwesterly direction in a curve to the right, having a radius of 937.00', a central angle of 67 degrees 10' 12", a chord bearing of N 50 degrees 06' 27" W and a chord length of 1036.65', an arc distance of 1098.48';

THENCE N 17 degrees 12' 05" W, 100' northeasterly of and parallel to the existing railroad tracks, a distance of 278.05' to a point on a curve;

THENCE in a northwesterly direction in a curve to the right, having a radius of 1254.32', a central angle of 23 degrees 26' 37", a chord bearing of N 05 degrees 50' 21" W and a chord length of 509.66', an arc distance of 513.23' to an angle point;

THENCE N 84 degrees 07' 03" W, a distance of 49.96' to a point on the easterly right-of-way line (based on a 100' R.O.W.) of an existing railroad;

THENCE S 08 degrees 03' 13" W, along said existing railroad right-of-way, a distance of 473.47' to a point on a curve;

THENCE in a southeasterly direction in a curve to the left, having a radius of 1404.32', a central angle of 03 degrees 44' 07", a chord bearing of S 15 degrees 40' 25" E and a chord length of 91.53', an arc distance of 91.55';

THENCE S 17 degrees 12' 05" E, 50' southwesterly of and parallel to the existing railroad tracks, a distance of 276.73' to a point on a curve;

THENCE in a southeasterly direction in a curve to the left, having a radius of 1087.00', a central angle of 67 degrees 20' 23", a chord bearing of S 50 degrees 14' 27" E and a chord length of 1205.28', an arc distance of 1277.55';

THENCE S 86 degrees 44' 29" E, 50' southwesterly of and parallel to the existing railroad tracks, a distance of 5327.80' to an angle point;

THENCE S 70 degrees 00' 00" E, a distance of 102.41' to a point on the south section line of Section 19;

THENCE S 86 degrees 45' 43" E, along said section line, a distance of 300.00' to the southwest corner of Section 20;

THENCE N 00 degrees 38' 49" W, along the west section line of Section 20, a distance of 184.52' to a point on a curve;

THENCE in a northwesterly direction in a curve to the right, having a radius of 2469.04', a central angle of 04 degrees 27' 24", a chord bearing of N 88 degrees 08' 49" W and a chord length of 192.0', an arc distance of 192.05';

THENCE N 86 degrees 44' 29" W, 100' northerly of and parallel to the existing railroad tracks, a distance of 867.11' to a point on a curve;

THENCE in a northwesterly direction in a curve to the right, having a radius of 350.00', a central angle of 27 degrees 21' 11", a chord bearing of N 73 degrees 03' 54" W and a chord length of 165.51', an arc length of 167.09' to the point of compound curve;

THENCE in a northwesterly direction in a curve to the right, having a radius of 577.34', a central angle of 79 degrees 20' 16", a chord bearing of N 19 degrees 43' 10" W and a chord length of 737.09', an arc length of 799.45';

THENCE N 17 degrees 36' 20" E, 75' southeasterly of and parallel to the existing railroad tracks, a distance of 3241.77' to a point on a curve;

THENCE in a northeasterly direction in a curve to the right, having a radius of 513.17', a central angle of 68 degrees 53' 51", a chord bearing of N 48 degrees 52' 48" E and a chord length of 580.57', an arc distance of 617.08' to a point on the west section line of Section 20;

THENCE N 00 degrees 38' 49" W, along said section line, a distance of 150.64' to the Point of Beginning, and containing 45.91 acres (1,999,804 square feet), more or less, except oil, gas and other minerals.




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                                 SUMMIT COUNTY

29.   SUMMIT COUNTY OPERATIONS CENTER
      AND DIVISION HEADQUARTERS

A parcel of land more particularly described as follows:

Beginning  at a point S. 33  degrees  41'52" E  1683.12  feet from the NW Corner
Section 12, Township 5 South, Range 78 West, 6th P.M., said point of beginning is also the NW Corner of Brian and Sixth Avenue of the Silverthorne Townsite, thence No. 26 degrees 02'35" W 1169.99 feet, thence N.0 degrees 46' E. 175.05 feet to the SW corner of Silverthorne Subdivision, thence S. 89 degrees 14' E.
560.52 feet along the South side of said subdivision,  thence S.0 degrees 39'40"
E. 505.26 feet, thence N. 89 degrees 16'55" E. 41.33 feet, thence S. 26 degrees 02'35" E. 599.23 feet to point on the north side of Sixth Street of Townsite, thence S. 63 degrees 57'25" W. 400 feet to point of beginning, Summit County, Colorado,

EXCEPT a tract of land located within the NW 1/4 of Section 12, Township 5 South, Range 78 West of the Sixth Principal Meridian, County of Summit, State of Colorado, and being more particularly described as follows:

Beginning at a point which is the Northwest Corner of Brian Avenue and Sixth Street, whence the Northwest Corner of said Section 12, a brass cap, bears N33 degrees 25'24" feet distant; Thence N25 degrees 29'55"W a distance of 358.65 feet; Thence N25 degrees 51'50"W a distance of 810.11 feet; Thence N01 degrees 02'37"E a distance of 66.30 feet; Thence S25 degrees 51'50"E a distance of
869.22 feet; Thence S30 degrees 24'49"E a distance of 350.03 feet; Thence S25 degrees 35'22"E a distance of 10.00 feet; Thence S64 degrees 24'34"W a distance of 60.00 feet to the Point of Beginning, containing 41,557.33 square feet or
0.954 acres, more or less.


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